              As filed with the Securities and Exchange Commission
                              on February 24, 2000


                        Securities Act File No. 33-22817
                    Investment Company Act File No. 811-5600

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.


                         Post-Effective Amendment No. 14

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 15


                        (Check appropriate box or boxes)

           Warburg, Pincus Intermediate Maturity Government Fund, Inc.
                .................................................
               (Exact Name of Registrant as Specified in Charter)

           466 Lexington Avenue
           New York, New York                           10017-3147
                .................................................
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 878-0600


                                Hal Liebes, Esq.
           Warburg, Pincus Intermediate Maturity Government Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3147
                .................................................
                     (Name and Address of Agent for Service)


                                    Copy to:

                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                          New York, New York 10019-6099

Approximate Date of Proposed Public Offering:  February 28, 2000


It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)
    [x] on February 28, 2000 pursuant to paragraph (b)
    [ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1)
   [ ] 75 days after filing pursuant to paragraph (a)(2)
   [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                         ------------------------------

      [Warburg Pincus Funds Logo]        [Credit Suisse Asset Management Logo]


                                   PROSPECTUS
                                  Common Class

                               February 29, 2000


                                 WARBURG PINCUS
                     INTERMEDIATE MATURITY GOVERNMENT FUND
                                       *

                                 WARBURG PINCUS
                      NEW YORK INTERMEDIATE MUNICIPAL FUND
                                       *

                                 WARBURG PINCUS
                               FIXED INCOME FUND
                                       *

                                 WARBURG PINCUS
                            GLOBAL FIXED INCOME FUND

           As with all mutual funds, the Securities and Exchange
           Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.


           Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS






   Goals and Principal Strategies..................           4
   Investor Profile................................           5
   A Word About Risk...............................           6
PERFORMANCE SUMMARY............... ................           8
   Year-by-Year Total Returns......................           8
   Average Annual Total Returns....................           9
INVESTOR EXPENSES................ .................          12
   Fees and Fund Expenses..........................          12
   Example.........................................          13
THE FUNDS IN DETAIL............... ................          14
   The Management Firm.............................          14
   Multi-Class Structure...........................          14
   Fund Information Key............................          15
INTERMEDIATE MATURITY GOVERNMENT FUND...... .......          16
NEW YORK INTERMEDIATE MUNICIPAL FUND....... .......          18
FIXED INCOME FUND................ .................          20
GLOBAL FIXED INCOME FUND............. .............          22
MORE ABOUT RISK................. ..................          24
   Introduction....................................          24
   Types of Investment Risk........................          24
   Certain Investment Practices....................          26
MEET THE MANAGERS................ .................          29
ABOUT YOUR ACCOUNT................ ................          31
   Share Valuation.................................          31
   Buying and Selling Shares.......................          31
   Account Statements..............................          32
   Distributions...................................          32
   Taxes...........................................          32
OTHER INFORMATION................ .................          34
   About the Distributor...........................          34
FOR MORE INFORMATION.................................back cover

                                   KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES

  FUND/RISK FACTORS               GOAL                         STRATEGIES
INTERMEDIATE MATURITY   As high a level of         - Invests in securities of the
GOVERNMENT FUND         current income as is         U.S. government and its agencies
 Risk factors:          consistent with the          and instrumentalities
 Market risk            preservation of capital    - Normally maintains a weighted-
 Interest-rate risk                                  average portfolio maturity of
                                                     between three and 10 years
----------------------
NEW YORK INTERMEDIATE   To maximize current        - Invests in New York municipal
MUNICIPAL FUND          interest income exempt       securities
Risk factors:           from federal income tax    - Normally maintains a weighted-
 Market risk            and New York state and       average portfolio maturity of
 Interest-rate risk     New York City personal       between three and 10 years
 Credit risk            income taxes, to the       - Emphasizes investment-grade
 Non-diversified        extent consistent with       securities
 status                 prudent investment and
 New York municipal     the preservation of
 securities             capital
----------------------
FIXED INCOME FUND       To generate high current   - Invests in fixed-income
Risk factors:           income consistent with       securities denominated primarily
 Market risk            reasonable risk and,         in U.S. dollars
 Interest-rate risk     secondarily, capital       - Normally maintains a weighted-
 Credit risk            appreciation                 average portfolio maturity of 10
                                                     years or less
                                                   - Favors investment-grade
                                                     securities, but may diversify
                                                     credit quality in pursuit of its
                                                     goal
----------------------
GLOBAL FIXED INCOME     To maximize total          - Invests in U.S. and foreign
FUND                    investment return            fixed- income securities
Risk factors:           consistent with prudent      denominated in various
 Market risk            investment management,       currencies
 Interest-rate risk     consisting of a            - Favors investment-grade
 Credit risk            combination of interest      securities, but may diversify
 Foreign securities     income, currency gains       credit quality in pursuit of its
 Non-diversified        and capital appreciation     goal
 status                                            - Investment decisions are based
                                                     on fundamental market factors,
                                                     currency trends and credit
                                                     quality.

     INVESTOR PROFILE

   THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:

 - are seeking investment income

 - are looking for higher potential returns than money-market funds and are willing to accept moderate risk and volatility

 - want to diversify their portfolios with fixed-income funds

   THEY MAY NOT BE APPROPRIATE IF YOU:

 - are investing for maximum return over a long time horizon

 - require stability of your principal

   You should base your selection of a fund on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to your fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


CREDIT RISK


New York Intermediate Municipal Fund, Fixed Income Fund, Global Fixed


Income Fund



   The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.



FOREIGN SECURITIES


Global Fixed Income Fund



   A fund that invests in foreign securities carries additional risks that include:



 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.



 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.



 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.



INTEREST-RATE RISK


All funds



   Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.


MARKET RISK
All funds

   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.


   Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.



NEW YORK MUNICIPAL SECURITIES


New York Intermediate Municipal Fund



   A fund that invests primarily in New York municipal securities is more susceptible to economic, political and other developments that may adversely affect issuers of such securities than a more geographically diversified fund. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt the fund's performance.


NON-DIVERSIFIED STATUS
New York Intermediate Municipal Fund, Global Fixed Income Fund

   The funds are considered non-diversified investment companies under the Investment Company Act of 1940 and are permitted to invest a greater proportion of their assets in the securities of a smaller number of issuers. As a result, the funds may be subject to greater volatility with respect to their respective portfolio securities than a fund that is more broadly diversified.

                              PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in these funds. The bar chart shows you how each fund's performance has varied from year to year for up to 10 years. The table compares each fund's performance over time to that of a broadly based securities market index and other indexes, if applicable. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

             YEAR ENDED 12/31:                 1990    1991     1992    1993     1994     1995     1996    1997    1998     1999
INTERMEDIATE MATURITY GOVERNMENT FUND          8.92%   15.02%   6.66%   7.87%   -1.78%   16.26%    2.27%   7.55%   8.15%   -0.44%
 Best quarters: 5.61% (Q2 89 & Q4 91)
 Worst quarter: -2.20% (Q1 92)
 Inception date: 8/22/88
---------------------------------------------------------------------------------------------------------------------------------
NEW YORK INTERMEDIATE MUNICIPAL FUND           5.97%   9.50%    7.52%   9.89%   -0.55%    9.64%    4.32%   5.88%   5.48%   -0.41%
 Best quarter: 3.70% (Q2 89)
 Worst quarter: -2.87% (Q1 94)
 Inception date: 4/1/87
---------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUND                              2.95%   16.85%   6.70%   11.32%  -0.67%   15.13%    6.15%   8.80%   6.51%   -0.04%
 Best quarter: 5.81% (Q2 95)
 Worst quarter: -1.32% (Q2 94)
 Inception date: 8/17/87
---------------------------------------------------------------------------------------------------------------------------------
GLOBAL FIXED INCOME FUND                               14.73%   2.10%   19.62%  -5.48%   16.01%    9.97%   2.17%   8.42%    0.39%
 Best quarter: 10.19% (Q3 91)
 Worst quarter: -4.06% (Q1 92)
 Inception date: 11/1/90
---------------------------------------------------------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS



-----------------------------------------------------------------------------------------
                                   ONE YEAR
                                      1999
                                              FIVE YEARS   10 YEARS   LIFE OF   INCEPTION
PERIOD ENDED 12/31/99:                        1995-1999    1990-1999    FUND        DATE
INTERMEDIATE MATURITY GOVERNMENT
  FUND                              -0.44%      6.61%       6.90%      7.37%     8/22/88
LEHMAN BROTHERS INTERMEDIATE
  GOVERNMENT BOND INDEX(1)           0.48%      6.93%       7.10%      7.58%(2)
NEW YORK INTERMEDIATE
  MUNICIPAL FUND                     0.41%      4.93%       5.66%      5.44%      4/1/87
LEHMAN BROTHERS FIVE-YEAR
  MUNICIPAL BOND INDEX(3)            0.74%      5.72%       6.23%     5.89%(4)
FIXED INCOME FUND                   -0.04%      7.20%       7.22%      7.39%     8/17/87
LEHMAN BROTHERS INTERMEDIATE
  GOVERNMENT/CORPORATE
  BOND INDEX(5)                      0.38%      7.10%       7.26%      7.72%(6)
GLOBAL FIXED INCOME FUND             0.39%      7.25%       N/A        7.23%     11/1/90
SALOMON BROTHERS WORLD
  GOVERNMENT BOND INDEX
  (CURRENCY-HEDGED)(7)               1.32%      9.80%       N/A        8.70%(8)
LEHMAN BROTHERS AGGREGATE BOND
  INDEX(9)                          -0.82%      7.73%       N/A        7.85%(8)
COMPOSITE BENCHMARK(10)              0.97%      9.19%       N/A        9.16%(8)


 (1) The Lehman Brothers Intermediate Government Bond Index is an unmanaged index (with no defined investment objective) of intermediate-term government bonds, and is calculated by Lehman Brothers Inc.
 (2) Performance since August 31, 1988.
 (3) The Lehman Brothers Five-Year Municipal Bond Index is an unmanaged index (with no defined investment objective) of municipal bonds, and is compiled by Lehman Brothers Inc.

 (4) Performance since April 1, 1987.


 (5) The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index (with no defined investment objective) of intermediate-term government and corporate bonds, and is calculated by Lehman Brothers Inc.


 (6) Performance since July 31, 1987.


 (7) The Salomon Brothers World Government Bond Index (Currency-Hedged) is a market-capitalization-weighted index designed to track major government debt markets and is currency-hedged into U.S. dollars.


 (8) Performance since October 31, 1990.


 (9) The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index. The Aggregate Bond Index includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors' Service.


(10) The Composite Benchmark measures the weighted performance of three component indexes. The weights of the component indexes -- 50% Lehman Brothers Aggregate Bond Index, 35% Salomon Brothers World Government Bond Index Excluding the U.S. (Currency-Hedged), and 15% Merrill Lynch High Yield Master II Index -- correspond to the investment strategy of the fund's managers. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment-grade U.S. domestic bond market.

                           UNDERSTANDING PERFORMANCE


   -TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.



   -A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.



   -An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year.
    It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.



   -Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                       This page intentionally left blank

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended October 31, 1999.




                                          INTERMEDIATE     NEW YORK              GLOBAL
                                            MATURITY     INTERMEDIATE   FIXED    FIXED
                                           GOVERNMENT     MUNICIPAL     INCOME   INCOME
                                              FUND           FUND        FUND     FUND
SHAREHOLDER FEES
 (paid directly from your investment)
---------------------------------------------------------------------------------------
Sales charge "load" on purchases              NONE           NONE       NONE     NONE
---------------------------------------------------------------------------------------
Deferred sales charge "load"                  NONE           NONE       NONE     NONE
---------------------------------------------------------------------------------------
Sales charge "load" on reinvested
 distributions                                NONE           NONE        NONE     NONE
---------------------------------------------------------------------------------------
Redemption fees                               NONE           NONE        NONE     NONE
---------------------------------------------------------------------------------------
Exchange fees                                 NONE           NONE        NONE     NONE
---------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
 (deducted from fund assets)
---------------------------------------------------------------------------------------
Management fee                                .50%           .40%        .50%    1.00%
---------------------------------------------------------------------------------------
Distribution and service (12b-1) fee          NONE           NONE        NONE     NONE
---------------------------------------------------------------------------------------
Other expenses                                .39%           .31%        .31%     .53%
---------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES*         .89%           .71%        .81%    1.53%



* Fees waivers and expense reimbursements or credits reduced expenses for the funds during 1999 but may be discontinued at any time. Actual fees and expenses for fiscal year ended October 31, 1999 are shown below:



                                     INTERMEDIATE     NEW YORK              GLOBAL
                                       MATURITY     INTERMEDIATE   FIXED    FIXED
EXPENSES AFTER WAIVERS AND            GOVERNMENT     MUNICIPAL     INCOME   INCOME
REIMBURSEMENTS                           FUND           FUND        FUND     FUND
Management fee                           .23%           .30%        .46%     .43%
Distribution and service (12b-1)
  fee                                    NONE           NONE        NONE     NONE
Other expenses                           .37%           .30%        .29%     .52%
                                        -----          -----       -----    -----
TOTAL ANNUAL FUND OPERATING
  EXPENSES                               .60%           .60%        .75%     .95%

                                    EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


                                         ONE YEAR   THREE YEARS   FIVE YEARS   10 YEARS
INTERMEDIATE MATURITY GOVERNMENT FUND       $91        $284          $493       $1,096
---------------------------------------
NEW YORK INTERMEDIATE MUNICIPAL FUND        $73        $227          $395         $883
---------------------------------------
FIXED INCOME FUND                           $83        $259          $450       $1,002
---------------------------------------
GLOBAL FIXED INCOME FUND                   $156        $483          $834       $1,824

                              THE FUNDS IN DETAIL

     THE MANAGEMENT FIRM


   CREDIT SUISSE ASSET
MANAGEMENT, LLC
One Citicorp Center
153 East 53rd Street
New York, NY 10022



 - Investment adviser for the funds



 - Responsible for managing each fund's assets according to its goal and strategies



 - A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group, one of the world's leading banks



 - Credit Suisse Asset Management companies manage approximately $72 billion in the U.S. and $203 billion globally



 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission



   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.


     MULTI-CLASS STRUCTURE

   This Prospectus offers Common Class shares of the funds. Common Class shares are no-load.

   Three of the funds -- the Intermediate Maturity Government, Fixed Income and Global Fixed Income funds -- offer Advisor Class shares described in a separate prospectus. Advisor Class shares are available through financial-services firms.

     FUND INFORMATION KEY

   Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

GOAL AND STRATEGIES
   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS
   The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS
   The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT
   The individuals designated by the investment adviser to handle the fund's day-to-day management.

INVESTOR EXPENSES

   Actual fund expenses for the 1999 fiscal year. Future expenses may be higher or lower.


 - MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the fund.
   Expressed as a percentage of average net assets after waivers.

 - OTHER EXPENSES Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS
   A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.


 - PORTFOLIO TURNOVER An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase a fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.


   The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request.

                             INTERMEDIATE MATURITY
                                GOVERNMENT FUND

     GOAL AND STRATEGIES

   The Intermediate Maturity Government Fund seeks as high a level of current income as is consistent with the preservation of capital. To pursue this goal, it invests in securities of the U.S. government and its agencies and instrumentalities.

   The fund's weighted-average maturity will typically be between three and 10 years.

     PORTFOLIO INVESTMENTS

   Under normal market conditions, the fund will invest at least 65% of assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. These may include:

 - U.S. Treasury obligations

 - mortgage-backed securities such as Ginnie Maes and Fannie Maes

 - government-agency obligations such as those of the Small Business Administration

   To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factors are:

 - market risk

 - interest-rate risk


   As with most income funds, share price, yield and total return will generally fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including U.S. government and mortgage-backed securities). To the extent that the fund invests in mortgage-backed securities, it may also be subject to extension and prepayment risks. These risks are defined in "More About Risk."


   Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and world-wide economic conditions.

   The credit risk of the fund's securities will depend primarily on whether or not the securities are guaranteed by the U.S. government. To the extent the fund invests in securities guaranteed by the U.S. government, credit risk for this fund is expected to be low. However, the U.S. government does not guarantee the market value or the current yield of government securities, nor does any government guarantee extend to the fund itself.

   "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   M. Anthony E. van Daalen manages the fund's investment portfolio. You can find out more about him in "Meet the Managers."

     INVESTOR EXPENSES


   Management fee                                                        .23%


   All other expenses                                                    .37%

                                                                  -----------
     Total expenses                                                      .60%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.


                 PERIOD ENDED:                    10/99        10/98        10/97        10/96        10/95
PER-SHARE DATA
----------------------------------------------------------------------
Net asset value, beginning of year                 $10.37       $10.05       $10.07       $10.22        $9.66
----------------------------------------------------------------------
Investment activities:
Net investment income                                0.53         0.56         0.58         0.58         0.59
Net gains (losses) on investments (both
realized and unrealized)                            (0.54)        0.32         0.10        (0.06)        0.56
----------------------------------------------------------------------
 Total from investment activities                   (0.01)        0.88         0.68         0.52         1.15
----------------------------------------------------------------------
Less Dividends and Distributions:
Dividends from net investment income                (0.53)       (0.56)       (0.58)       (0.58)       (0.59)
Distributions from realized capital gains           (0.04)        0.00        (0.08)       (0.09)        0.00
Distributions in excess of realized capital
 gains                                              (0.02)        0.00        (0.04)        0.00         0.00
----------------------------------------------------------------------
 Total dividends and distributions                  (0.59)       (0.56)       (0.70)       (0.67)       (0.59)
----------------------------------------------------------------------
Net asset value, end of year                        $9.77       $10.37       $10.05       $10.07       $10.22
----------------------------------------------------------------------
Total return                                        (0.05)%       9.35%        6.99%        5.16%       12.32%
----------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------
Net assets, end of period (000s omitted)          $56,625      $78,200      $48,421      $47,690      $55,898
Ratio of expenses to average net assets              0.61%(*)     0.60%(*)     0.61%(*)     0.61%(*)     0.60%
Ratio of net income to average net assets            5.27%        5.54%        5.81%        5.68%        6.00%
Decrease reflected in above operating ratios
 due to waivers/reimbursements                       0.28%        0.34%        0.33%        0.46%        0.49%
Portfolio turnover rate                             91.13%      133.98%      104.34%      163.59%      105.79%



* Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Shares' net expense ratio by .01%, .00%, .00% and .01% for the years ended October 31, 1999, 1998, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements was .60% for each of the years ended October 31, 1999, 1998, 1997 and 1996, respectively.

                             NEW YORK INTERMEDIATE
                                 MUNICIPAL FUND

     GOAL AND STRATEGIES

   The New York Intermediate Municipal Fund seeks to maximize current interest income exempt from federal income tax and New York state and New York City personal income taxes, to the extent consistent with prudent investment and the preservation of capital. To pursue this goal, the fund invests in New York municipal securities.

   New York municipal securities are debt obligations (other than short-term securities) whose interest is exempt from federal and New York state and City income taxes.

   Under normal market conditions, the fund will:

 - invest at least 65% of assets in investment-grade New York municipal securities

 - maintain a weighted-average maturity of between three and 10 years

     PORTFOLIO INVESTMENTS

   This fund invests at least 80% of assets in municipal securities. The fund may invest up to 20% of assets in other types of debt securities. To a limited extent, it may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factors are:

 - market risk

 - interest-rate risk

 - credit risk

 - New York municipal securities

 - non-diversified status

   You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.


   The fund's ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. A recurrence of the financial difficulties previously experienced by New York state and New York City could seriously affect New York municipal issuers. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt the fund's performance. As a result, this fund may be more volatile than a more geographically diversified municipal fund.


   Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because the fund is non-diversified, its share price and yield might fluctuate more than they would for a diversified fund.

   "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Sharon B. Parente and Patrick A. Bittner manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."
     INVESTOR EXPENSES


   Management fee                                                        .30%


   All other expenses                                                    .30%

                                                                  -----------
     Total expenses                                                      .60%


                              FINANCIAL HIGHLIGHTS


The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.


                 PERIOD ENDED:                    10/99      10/98      10/97      10/96      10/95
PER-SHARE DATA
----------------------------------------------------------------------------------------
Net asset value, beginning of year                 $10.54     $10.35     $10.34     $10.42     $10.07
----------------------------------------------------------------------------------------
Investment activities:
Net investment income                                0.42       0.44       0.45       0.45       0.47
Net gains (losses) on investments
(both realized and unrealized)                      (0.44)      0.19       0.13       0.04       0.36
----------------------------------------------------------------------------------------
 Total from investment activities                   (0.02)      0.63       0.58       0.49       0.83
----------------------------------------------------------------------------------------
Less Dividends and Distributions:
Dividends from net investment income                (0.42)     (0.44)     (0.45)     (0.45)     (0.47)
Distributions from realized capital gains           (0.06)      0.00      (0.12)     (0.12)     (0.01)
----------------------------------------------------------------------------------------
 Total dividends and distributions                  (0.48)     (0.44)     (0.57)     (0.57)     (0.48)
----------------------------------------------------------------------------------------
Net asset value, end of year                       $10.04     $10.54     $10.35     $10.34     $10.42
----------------------------------------------------------------------------------------
Total return                                        (0.26)%     6.24%      5.83%      4.87%      8.31%
----------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)          $83,934   $106,922    $88,944    $77,559    $73,361
Ratio of expenses to average net assets              0.61%*     0.60%*     0.60%*     0.61%*     0.60%
Ratio of net income to average net assets            4.03%      4.24%      4.40%      4.41%      4.50%
Decreased reflected in above operating ratios
due to waivers/reimbursements                        0.10%      0.07%      0.08%      0.17%      0.26%
Portfolio turnover rate                             54.97%     37.25%     69.84%     69.23%    105.17%



* Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Shares' net expense ratio by .01%, .00%, .00% and .01% for the years ended October 31, 1999, 1998, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements was .60% for each of the years ended October 31, 1999, 1998, 1997 and 1996, respectively.

                               FIXED INCOME FUND

     GOAL AND STRATEGIES

   The Fixed Income Fund seeks to generate high current income consistent with reasonable risk and, secondarily, capital appreciation. To pursue these goals, it invests in fixed-income securities.

   Under normal market conditions:

 - at least 65% of the fund's fixed-income securities will be investment grade

 - the fund will maintain a weighted-average maturity of 10 years or less

     PORTFOLIO INVESTMENTS

   Under normal market conditions, this fund invests at least 65% of assets in fixed-income securities such as:

 - corporate bonds, debentures and notes

 - convertible debt securities

 - preferred stocks

 - government securities

 - municipal securities

 - mortgage-backed securities

 - repurchase agreements involving portfolio securities

   The fund may invest:

 - without limit in U.S. dollar-denominated, investment-grade foreign securities

 - up to 35% of assets in non-dollar-denominated foreign securities

 - up to 35% of assets in fixed-income securities rated below investment grade (junk bonds)

   To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factors are:

 - market risk

 - interest-rate risk

 - credit risk

   You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

   To the extent that it invests in certain securities, the fund may be affected by additional risks:

 - mortgage-backed securities: extension and prepayment risks


 - junk bonds: above-average credit, information, liquidity, market and other valuation risks


 - foreign securities: currency, information and political risks

 - start-up and other small companies: information and liquidity risks


   Junk bonds are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of junk bond, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of payment owed to it.


   These risks are defined in "More About Risk." That section also details certain other investment practices the fund may use. Please read "More About Risk" carefully before you invest.

     PORTFOLIO MANAGEMENT

   M. Anthony E. van Daalen manages the fund's investment portfolio. You can find out more about him in "Meet the Managers."

     INVESTOR EXPENSES

   Management fee                                                        .46%
   All other expenses                                                    .29%
                                                                  -----------
     Total expenses                                                      .75%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.


                  PERIOD ENDED:                     10/99      10/98      10/97      10/96      10/95
PER-SHARE DATA
----------------------------------------------------------------------------------------
Net asset value, beginning of year                   $10.41     $10.43     $10.10     $10.07      $9.61
-------------------------------------------------------------------------------------------------------
Investment activities:
Net investment income                                  0.57       0.59       0.62       0.63       0.70
Net gains (losses) on investments and foreign
currency-related items (both realized and
unrealized)                                           (0.48)      0.07       0.33       0.03       0.46
-------------------------------------------------------------------------------------------------------
 Total from investment activities                      0.09       0.66       0.95       0.66       1.16
-------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
Dividends from net investment income                  (0.57)     (0.59)     (0.62)     (0.63)     (0.70)
Distributions from realized capital gains             (0.04)     (0.09)      0.00       0.00       0.00
-------------------------------------------------------------------------------------------------------
 Total dividends and distributions                    (0.61)     (0.68)     (0.62)     (0.63)     (0.70)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                          $9.89     $10.41     $10.43     $10.10     $10.07
-------------------------------------------------------------------------------------------------------
Total return                                           0.92%      6.48%      9.78%      6.80%     12.59%
-------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)           $393,433   $423,536   $265,453   $151,184   $116,983
Ratio of expenses to average net assets                0.76%*     0.75%*     0.75%*     0.76%*     0.75%
Ratio of net income to average net assets              5.63%      5.64%      6.05%      6.30%      7.25%
Decrease reflected in above operating ratios due
to waivers/reimbursements                              0.04%      0.04%      0.08%      0.15%      0.18%
Portfolio turnover rate                              144.02%    124.04%    129.06%    194.23%    182.93%



* Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Shares' net expense ratio by .01%, .00%, .00% and .01% for the years ended October 31, 1999, 1998, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements was .75% for each of the years ended October 31, 1999, 1998, 1997 and 1996, respectively.

                            GLOBAL FIXED INCOME FUND

     GOAL AND STRATEGIES


   The Global Fixed Income Fund seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. To pursue this goal, the fund invests in fixed-income securities of U.S. and foreign issuers including:


 - foreign governments and companies, including those in emerging markets


 - multinational organizations, such as the World Bank


 - the U.S. government, its agencies and instrumentalities

   Under normal market conditions, the fund invests at least 65% of assets in fixed-income securities of issuers located in at least three countries, including the U.S.

   The portfolio managers base their investment decisions on fundamental market factors, currency trends and credit quality. The fund generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the managers believe the currency risk can be reduced through hedging.
     PORTFOLIO INVESTMENTS

   This fund may invest in all types of fixed-income securities, including:

 - corporate bonds, debentures and notes

 - convertible debt securities

 - preferred stocks

 - government securities

 - municipal securities

 - mortgage-backed securities

 - repurchase agreements involving portfolio securities

   The fund may purchase securities denominated in foreign currencies or in U.S. dollars.

   The fund may invest up to:

 - 40% of assets in securities of issuers located in any single foreign country

 - 35% of net assets in fixed-income securities rated below investment grade (junk bonds)

 - 25% of assets in the securities of any one foreign government, its agencies, instrumentalities and political subdivisions

 - 20% of assets in equity securities, including common stocks, warrants and rights

   To a limited extent, the fund may also engage in other investment practices.
     RISK FACTORS

   This fund's principal risk factors are:

 - market risk

 - interest-rate risk

 - credit risk

 - foreign securities

 - non-diversified status

   You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of either principal or interest to the fund.

   International investing, particularly in emerging markets, carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because the fund is non-diversified, its share price and yield might fluctuate more than they would for a diversified fund.

   To the extent that the fund invests in junk bonds and securities of start-up and other small companies, it takes on further risks that could hurt its performance. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Charles C. Van Vleet manages the fund's investment portfolio. You can find out more about him in "Meet the Managers."
     INVESTOR EXPENSES


   Management fee                                                        .43%


   All other expenses                                                    .52%

                                                                  -----------
     Total expenses                                                      .95%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.


                PERIOD ENDED:                   10/99      10/98      10/97      10/96      10/95
PER-SHARE DATA
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year               $10.62     $10.91     $11.17     $11.04     $10.45
---------------------------------------------------------------------------------------------------
Investment activities:
Net investment income                              0.52       0.58       0.54       0.62       0.99
Net gains (losses) on investments and foreign
currency-related items (both realized and
unrealized)                                       (0.29)     (0.16)      0.08       0.57       0.09
---------------------------------------------------------------------------------------------------
 Total from investment activities                  0.23       0.42       0.62       1.19       1.08
---------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
Dividends from net investment income              (0.59)     (0.71)     (0.34)     (1.06)     (0.49)
Dividends in excess of net investment income      (0.01)      0.00       0.00       0.00       0.00
Distributions from realized capital gains          0.00       0.00      (0.54)      0.00       0.00
Return of capital                                  0.00       0.00       0.00       0.00       0.00
---------------------------------------------------------------------------------------------------
 Total dividends and distributions                (0.60)     (0.71)     (0.88)     (1.06)     (0.49)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                     $10.25     $10.62     $10.91     $11.17     $11.04
---------------------------------------------------------------------------------------------------
Total return                                       2.18%      4.10%      5.76%     11.35%     10.65%
---------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)       $135,327   $154,131   $194,731   $131,072    $63,641
Ratio of expenses to average net assets            0.96%*     0.95%*     0.96%*     0.95%*     0.95%
Ratio of net income to average net assets          5.00%      5.21%      5.40%      6.78%      8.18%
Decrease reflected in above operating ratios
 due to waivers/reimbursements                     0.57%      0.46%      0.39%      0.56%      0.63%
Portfolio turnover rate                          365.02%    233.73%    202.92%    123.90%    128.70%



* Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Shares' net expense ratio by .01%, .00%, .01% and .00% for the years ended October 31, 1999, 1998, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements was .95% for each of the years ended October 31, 1999, 1998, 1997 and 1996, respectively.

                                MORE ABOUT RISK

     INTRODUCTION

   A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

   The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this prospectus.

   ACCESS RISK Some countries may restrict a fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a fund.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.


   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.


   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

   -HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

   -SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.


   YEAR 2000 PROCESSING RISK The inability of a computer system to distinguish the year 2000 from the year 1900 (the "Year 2000 Issue") could cause difficulties for system users after December 31, 1999. Although this date has passed, the impact of the failure by companies or foreign markets in which the funds invest to address the Year 2000 Issue effectively could continue to be felt into 2000 and may negatively impact a fund's performance.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:


[X]    Permitted without limitation; does not
       indicate actual use
/20%/  Italic type (e.g., 20%) represents an
       investment limitation as a percentage of
       NET fund assets; does not indicate actual
       use
20%    Roman type (e.g., 20%) represents an
       investment limitation as a percentage of
       TOTAL fund assets; does not indicate
       actual use
[ ]    Permitted, but not expected to be used to
       a significant extent
--     Not permitted



                                                              INTERMEDIATE      NEW       FIXED   GLOBAL
                                                                MATURITY        YORK      INCOME  FIXED
                                                                 GOV'T      INTERMEDIATE   FUND   INCOME
                                                                  FUND       MUNICIPAL             FUND
                                                                                FUND
 INVESTMENT PRACTICE                                                            LIMIT
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                       30%           30%         30%     30%
--------------------------------------------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to
currency risk or to enhance total return. Options, futures
or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and
future date. Swaps involve the right or obligation to
receive or make payments based on two different currency
rates.(1) Correlation, credit, currency, hedged exposure,
liquidity, political, speculative exposure, valuation
risks.(2)                                                        --            --          [X]     [X]
--------------------------------------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject a
fund to increased volatility or substantial declines in
value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose a fund to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                                 --            --          [ ]     [X]
--------------------------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable a fund to hedge against or speculate on future
changes in currency values, interest rates, securities or
stock indexes. Futures obligate the fund (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(2)                           [ ]           [ ]         [ ]     [ ]
--------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts. Currency, information,
liquidity, market, political, valuation risks.                   --            --          [X]     [X]
--------------------------------------------------------------------------------------------------------

                                                              INTERMEDIATE      NEW       FIXED   GLOBAL
                                                                MATURITY        YORK      INCOME  FIXED
                                                                 GOV'T      INTERMEDIATE   FUND   INCOME
                                                                  FUND       MUNICIPAL             FUND
                                                                                FUND
 INVESTMENT PRACTICE                                                            LIMIT
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including passthrough
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.           [X]           [X]         [X]     [X]
--------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the
District of Columbia and their political subdivisions,
agencies and instrumentalities. Municipal securities may be
affected by uncertainties regarding their tax status,
legislative changes or rights of municipal-securities
holders. Credit, interest-rate, market, regulatory risks.        --            [X]         [X]     [X]
--------------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                 --            --         /35%/   /35%/
--------------------------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period. A
fund may purchase or sell (write) both put and call options
for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative exposure
risks.                                                           [ ]           [ ]         25%     25%
--------------------------------------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing real
estate or real-estate-related loans or interests. Credit,
interest-rate, market risks.                                     --            --          [ ]     [ ]
--------------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                          /15%/         /15%/       /15%/   /15%/
--------------------------------------------------------------------------------------------------------

                                                              INTERMEDIATE      NEW       FIXED   GLOBAL
                                                                MATURITY        YORK      INCOME  FIXED
                                                                 GOV'T      INTERMEDIATE   FUND   INCOME
                                                                  FUND       MUNICIPAL             FUND
                                                                                FUND

 INVESTMENT PRACTICE                                                            LIMIT
SECURITIES LENDING Lending portfolio securities to financial institutions; a fund receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market, operational risks.                          33 1/3%       33 1/3%      33 1/3% 33 1/3%
--------------------------------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                              [x]           [x]         [x]     [x]
--------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS Swaps, structured securities and
other instruments that allow a fund to gain access to the
performance of a benchmark asset (such as an index or
selected stocks) that may be more attractive or accessible
than the fund's direct investment. Credit, currency,
information, interest-rate, liquidity, market, political,
speculative exposure, valuation risks.                           [ ]           [ ]         [ ]     [ ]
--------------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's
assets in investments such as money-market obligations and
investment-grade debt securities for defensive purposes.
Although intended to avoid losses in adverse market,
economic, political or other conditions, defensive tactics
might be inconsistent with a fund's principal investment
strategies and might prevent a fund from achieving its goal.     [ ]           [ ]         [ ]     [ ]
--------------------------------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                              --            --         /10%/   /10%/
--------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                      [X]           [X]         20%     20%
--------------------------------------------------------------------------------------------------------
ZERO-COUPON BONDS Debt securities that pay no cash income to holders until maturity and are issued at a discount from
maturity value. At maturity, the entire return comes from
the difference between purchase price and maturity value.
Interest-rate, market risks.                                     [X]           [X]         [X]     [X]
--------------------------------------------------------------------------------------------------------


(1) The funds are not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) Each fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS

                                [Parente Photo]

                               SHARON B. PARENTE
                               Managing Director

 - Co-Portfolio Manager, New York Intermediate Municipal Fund since 1992


 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus)


 - With Warburg Pincus since 1992

                               [VAN DAALEN PHOTO]


                         M. ANTHONY E. van DAALEN, CFA
                                    Director


 - Portfolio Manager, Intermediate Maturity Government Fund since 1992

 - Portfolio Manager, Fixed Income Fund since 1992


 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus


 - With Warburg Pincus since 1992

                               [VAN VLEET PHOTO]


                              CHARLES C. VAN VLEET
                                    Director


 - Portfolio Manager, Global Fixed Income Fund since May 1998


 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus



 - With Warburg Pincus since 1998


 - Senior vice president and senior global strategist with Putnam Investment Management, 1994 to 1998

                                [BITTNER PHOTO]


                            PATRICK A. BITTNER, CFA
                                 Vice President


 - Co-Portfolio Manager, New York Intermediate Municipal Fund since 1998


 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus


 - With Warburg Pincus since 1994

           Job titles indicate position with the investment adviser.

                       This page intentionally left blank

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Common Class's total assets, less its liabilities, by the number of Common Class shares outstanding.

   Each fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors/Trustees believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board of Directors/ Trustees determines that using this method would not reflect an investment's value.

   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the funds do not compute their prices. This could cause the value of a fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

     BUYING AND
     SELLING SHARES

   The accompanying Shareholder Guide explains how to invest directly with the funds. You will find information about purchases, redemptions, exchanges and services.

   Each fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. ET), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV.

FINANCIAL-SERVICES FIRMS
   You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Please read their program materials for any special provisions or additional service features that may apply to your investment. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.

   Some of the firms through which the funds are available include:

 - Charles Schwab & Co., Inc. Mutual Fund OneSource(R) service

 - Fidelity Brokerage Services, Inc. FundsNetwork(TM) Program

 - Waterhouse Securities, Inc.

     ACCOUNT STATEMENTS

   In general, you will receive account statements as follows:

 - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

 - after any changes of name or address of the registered owner(s)


 - otherwise, every calendar quarter


   You will receive annual and semiannual financial reports.

     DISTRIBUTIONS


   As a fund investor, you will receive distributions.



   Each fund may earn dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.


   The Intermediate Maturity Government, New York Intermediate Municipal, and Fixed Income funds declare dividend distributions daily and pay them monthly. The Global Fixed Income Fund declares dividend distributions quarterly. The funds typically distribute capital gains annually, usually in December.

   Most investors have their distributions reinvested in additional shares of the same fund. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

     TAXES

   As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS
   As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

   Distributions you receive from a fund, whether reinvested or taken in cash, are generally considered taxable. However, any interest that the New York Intermediate Municipal Fund receives that is federally tax-free remains tax-free when it is distributed to you. Gain on the sale of tax-free securities results in taxable distributions.


   Distributions from a fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources (including a fund's short-term capital gains) are generally taxed as ordinary income.

   If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you may receive a portion of the money you just invested in the form of a taxable distribution.


   The Form 1099 that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.


Intermediate Maturity Government Fund--Special Tax Matters

   Depending on provisions in your state's tax law, the portion of a fund's income derived from U.S. government and agency obligations may be exempt from state and local taxes.

New York Intermediate Municipal Fund--Special Tax Matters

   The New York Intermediate Municipal Fund intends to pay federally tax-exempt distributions derived from qualifying municipal securities. To the extent that the fund's dividend distributions are derived from state tax-free investments, they will be free from New York state and City personal income taxes. Corporate taxpayers should note that the fund's distributions are not exempt from New York state and City franchise or corporate income taxes.


   Some income from the fund that is exempt from federal tax may be subject to state and local income taxes. In addition, the fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.


TAXES ON TRANSACTIONS



   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                               OTHER INFORMATION

     ABOUT THE DISTRIBUTOR


   Provident Distributors, Inc. (PDI), located at Four Falls Corporate Center, West Conshohocken, PA 19428-2961, is the funds' distributor and is responsible for making the funds available to you. PDI is not affiliated with CSAM.

                              FOR MORE INFORMATION





   More information about these funds is available free upon request, including the following:

     SHAREHOLDER GUIDE

   Explains how to buy and sell shares. The Shareholder Guide is incorporated by reference into (is legally part of) this Prospectus.

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the fund's manager discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the funds, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.


   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.


   Please contact Warburg Pincus Funds to obtain, without charge, the SAI and Annual and Semiannual Reports and to make shareholder inquiries:

BY TELEPHONE:
   800-WARBURG
   (800-927-2874)

BY MAIL:
   Warburg Pincus Funds

   P.O. Box 9030


   Boston, MA 02205-9030


BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial
   Attn: Warburg Pincus Funds

   66 Brooks Drive


   Braintree, MA 02184


ON THE INTERNET:
   www.warburg.com
SEC FILE NUMBERS:

Warburg Pincus Intermediate
Maturity Government Fund                                               811-05600

Warburg Pincus New York
Intermediate Municipal Fund                                            811-04964

Warburg Pincus Fixed
Income Fund                                                            811-05039


Warburg Pincus Global Fixed
Income Fund                                                            811-06143



                          [WARBURG PINCUS FUNDS LOGO]
                      P.O. BOX 9030, BOSTON, MA 02205-9030
                 800-WARBURG (800-927-2874)  B www.warburg.com

PROVIDENT DISTRIBUTORS, INC., DISTRIBUTOR                           WPBDF-1-0200

      [Warburg Pincus Funds Logo][Credit Suisse Asset Management Logo]


                              WARBURG PINCUS FUNDS
                                  SHAREHOLDER
                                     GUIDE

                                  Common Class

                               February 29, 2000


      This Shareholder Guide is incorporated into and legally part of each
                   Warburg Pincus (Common Class) prospectus.

    Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC

                                 BUYING SHARES

     OPENING AN ACCOUNT

   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

   If you need an application, call our Shareholder Service Center to receive one by mail or fax. Or you can download it from our Internet Web site: www.warburg.com.


   You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.


     ADDING TO AN ACCOUNT


   You can add to your account in a variety of ways, as shown in the table. If you want to use ACH transfer, be sure to complete the "ACH on Demand" section of the account application.


     INVESTMENT CHECKS

   Please use either a personal or bank check payable in U.S. dollars to Warburg Pincus Funds. Unfortunately, we cannot accept "starter" checks that do not have your name preprinted on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Warburg Pincus Funds. These types of checks may be returned to you and your purchase order may not be processed. Limited exceptions include properly endorsed government checks.

                           MINIMUM INITIAL INVESTMENT


Cash Reserve Fund:       $  1,000
New York Tax Exempt
  Fund:                  $  1,000
Balanced Fund:           $  1,000
Value Fund:              $  1,000
WorldPerks(R) Funds:     $  5,000
Long-Short Fund:         $ 25,000
All other funds:         $  2,500
IRAs:                    $    500(*)
Transfers/Gifts to
  Minors:                $    500(*)



(*) $25,000 minimum for Long-Short Fund.


                               WIRE INSTRUCTIONS

  State Street Bank and Trust Company
  ABA# 0110 000 28
  Attn: Mutual Funds/Custody Dept.
  [Warburg Pincus Fund Name]
  DDA# 9904-649-2
  F/F/C: [Account Number and Registration]

                                HOW TO REACH US

  SHAREHOLDER SERVICE CENTER
  Toll free: 800 -WARBURG
             (800 -927-2874)
  Fax:      212-370-9833

  MAIL
  Warburg Pincus Funds
  P.O. Box 9030
  Boston, MA 02205-9030

  OVERNIGHT/COURIER SERVICE
  Boston Financial
  Attn: Warburg Pincus Funds
  66 Brooks Drive
  Braintree, MA 02184

  INTERNET WEB SITE
  www.warburg.com

           OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
BY CHECK
- Complete the New Account Application.        - Make your check payable to Warburg
 For IRAs use the Universal IRA                Pincus Funds.
  Application.                                 - Write the account number and the fund
- Make your check payable to Warburg           name on your check.
  Pincus Funds.                                - Mail to Warburg Pincus Funds.
- Mail to Warburg Pincus Funds.                - Minimum amount is $100.
BY EXCHANGE
- Call our Shareholder Service Center to       - Call our Shareholder Service Center to
  request an exchange. Be sure to read         request an exchange.
  the current prospectus for the new           - Minimum amount is $250.
  fund. Also please observe the minimum        If you do not have telephone privileges,
initial investment.                            mail or fax a signed letter of
 If you do not have telephone privileges,      instruction.
mail or fax a signed letter of
instruction.
BY WIRE
- Complete and sign the New Account            - Call our Shareholder Service Center by
Application.                                   4 p.m. ET to inform us of the incoming
- Call our Shareholder Service Center and        wire. Please be sure to specify your
  fax the signed New Account Application         name, the account number and the fund
  by 4 p.m. ET.                                  name on your wire advice.
- Shareholder Services will telephone you      - Wire the money for receipt that day.
  with your account number. Please be          - Minimum amount is $500.
sure to specify your name, the account
number and the fund name on your wire
advice.
- Wire your initial investment for
receipt that day.
- Mail the original, signed application
  to Warburg Pincus Funds.
This method is not available for IRAs.
BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER
- Cannot be used to open an account.           - Call our Shareholder Service Center to
                                               request an ACH transfer from your bank.
                                               - Your purchase will be effective at the
                                               next NAV calculated after we receive your
                                                 order in proper form.
                                               - Minimum amount is $50.
                                               Requires ACH on Demand privileges.

                           800-WARBURG (800-927-2874)
       MONDAY - FRIDAY, 8 A.M. - 8 P.M. ET  SATURDAY, 8 A.M. - 4 P.M. ET

                               SELLING SHARES(*)

   SELLING SOME OR ALL OF YOUR SHARES                       CAN BE USED FOR
BY MAIL

Write us a letter of instruction that          - Accounts of any type.
includes:                                      - Sales of any amount.
- your name(s) and signature(s)                For IRAs please use the IRA Distribution
- the fund name and account number             Request Form.
- the dollar amount you want to sell
- how to send the proceeds
Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares in Writing").
Mail the materials to Warburg Pincus
Funds.
If only a letter of instruction is
required, you can fax it to the
Shareholder Service Center.
BY EXCHANGE
- Call our Shareholder Service Center to       - Accounts with telephone privileges.
  request an exchange. Be sure to read         If you do not have telephone privileges,
the current prospectus for the new fund.       mail or fax a letter of instruction to
Also please observe the minimum initial        exchange shares.
investment.
BY PHONE

Call our Shareholder Service Center to         - Non-IRA accounts with telephone
request a redemption. You can receive the      privileges.
proceeds as:
- a check mailed to the address of record
- an ACH transfer to your bank ($50
minimum)
- a wire to your bank ($500 minimum)
See "By Wire or ACH Transfer" for
details.
BY WIRE OR ACH TRANSFER
- Complete the "Wire Instructions" or          - Non-IRA accounts with wire-redemption
  "ACH on Demand" section of your New          or ACH on Demand privileges.
  Account Application.                         - Requests by phone or mail.
- For federal-funds wires, proceeds will
  be wired on the next business day. For
  ACH transfers, proceeds will be
  delivered within two business days.

()* For the Japan Small Company Fund only: The fund imposes a 1.00% redemption fee (short-term trading fee) on fund shares redeemed or exchanged less than six months from purchase. This fee is calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds. The fee is paid to the fund to offset costs associated with short-term shareholder trading. It does not apply to shares acquired through reinvestment of distributions. For purposes of computing the redemption fee, any shares bought through reinvestment of distributions will be redeemed first without charging the fee, followed by the shares held longest. The redemption fee applies to fund shares purchased on or after November 17, 1999.

     SELLING SHARES IN WRITING

   Some circumstances require a written sell order, along with a signature guarantee. These include:

 - accounts whose address of record has been changed within the past 30 days

 - redemption in certain large amounts (other than by exchange)

 - requests to send the proceeds to a different payee or address

 - shares represented by certificates, which must be returned with your sell order

   A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

     RECENTLY PURCHASED SHARES


   For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the funds will delay payment of your cash redemption proceeds for 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.


     LOW-BALANCE ACCOUNTS

   If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

                        MINIMUM TO KEEP AN ACCOUNT OPEN


Cash Reserve Fund:           $ 750
New York Tax Exempt Fund:    $ 750
Balanced Fund:               $ 500
Value Fund:                  $ 500
WorldPerks Funds:            $ 750
All other funds:            $2,000
IRAs:                        $ 250
Transfers/Gifts to
  Minors:                    $ 250





                           800-WARBURG (800-927-2874)
       MONDAY - FRIDAY, 8 A.M. - 8 P.M. ET  SATURDAY, 8 A.M. - 4 P.M. ET

                              SHAREHOLDER SERVICES

     AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

SAVEMYMONEY PROGRAM


   SaveMyMoney(SM) is a low minimum, automatic investing program that makes it easy to build a mutual fund portfolio. For an initial investment of $250 along with a minimum $50 monthly investment, you can invest in certain Warburg Pincus funds. The SaveMyMoney Program will automatically transfer the monthly investment amount you designate from your bank account.


AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

   For automatically reinvesting your dividend and capital-gain distributions into another identically registered Warburg Pincus fund. Not available for IRAs.
     RETIREMENT PLANS

   Warburg Pincus offers a range of tax-advantaged retirement accounts, including:

 - Traditional IRAs

 - Roth IRAs

 - Roth Conversion IRAs

 - Spousal IRAs

 - Rollover IRAs

 - SEP IRAs

   To transfer your IRA to Warburg Pincus, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.

     TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfers-to-Minors Act (UTMA) or the Uniform Gifts-to-Minors Act (UGMA). Please consult your tax professional about these types of accounts.

     ACCOUNT CHANGES

   Call our Shareholder Service Center to update your account records whenever you change your address. Shareholder Services can also help you change your account information or privileges.

                                 OTHER POLICIES

     TRANSACTION DETAILS

   You are entitled to capital-gain and earned dividend distributions as soon as your purchase order is executed. For the Intermediate Maturity Government, New York Intermediate Municipal and Fixed Income Funds and the Money Market Funds, you begin to earn dividend distributions the business day after your purchase order is executed. However, if we receive your purchase order and payment to purchase shares of a Money Market Fund before 12 p.m. (noon), you begin to earn dividend distributions on that day.
   Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if:

 - your investment check or ACH transfer does not clear

 - you place a telephone order by 4 p.m. ET and we do not receive your wire that day
   If you wire money without first calling Shareholder Services to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.
   While we monitor telephone servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.
   Uncashed redemption or distribution checks do not earn interest.
     SPECIAL SITUATIONS

   A fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading

 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - change its minimum investment amounts after 15 days' notice to current investors of any increases

 - charge a wire-redemption fee

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - modify or waive its minimum investment requirements for investments through certain financial-services firms and for employees and clients of its adviser, sub-adviser, distributor and their affiliates and, for the Long-Short Fund, investments through certain financial-services firms ($10,000 minimum) and through retirement plan programs (no minimum)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                           800-WARBURG (800-927-2874)
       MONDAY - FRIDAY, 8 A.M. - 8 P.M. ET  SATURDAY, 8 A.M. - 4 P.M. ET

                          [Warburg Pincus Funds Logo]

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                 800-WARBURG (800-927-2874)  - www.warburg.com

PROVIDENT DISTRIBUTORS, INC., DISTRIBUTOR                          WPCOM-31-0200

      [Warburg Pincus Logo]          [Credit Suisse Asset Management Logo]
                                   PROSPECTUS
                                 Advisor Class

                               February 29, 2000


                                 WARBURG PINCUS
                     INTERMEDIATE MATURITY GOVERNMENT FUND
                                       -

                                 WARBURG PINCUS
                               FIXED INCOME FUND
                                       -

                                 WARBURG PINCUS
                            GLOBAL FIXED INCOME FUND

           As with all mutual funds, the Securities and Exchange
           Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.


           Warburg Pincus Advisor Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS



   Goals and Principal Strategies..................           4
   Investor Profile................................           4
   A Word About Risk...............................           5
PERFORMANCE SUMMARY............... ................           8
   Year-by-Year Total Returns......................           8
   Average Annual Total Returns....................           9
INVESTOR EXPENSES................ .................          12
   Fees and Fund Expenses..........................          12
   Example.........................................          13
THE FUNDS IN DETAIL............... ................          14
   The Management Firm.............................          14
   Multi-Class Structure...........................          14
   Fund Information Key............................          15
INTERMEDIATE MATURITY GOVERNMENT FUND...... .......          16
FIXED INCOME FUND................ .................          18
GLOBAL FIXED INCOME FUND............. .............          20
MORE ABOUT RISK................. ..................          22
   Introduction....................................          22
   Types of Investment Risk........................          22
   Certain Investment Practices....................          25
MEET THE MANAGERS................ .................          28
ABOUT YOUR ACCOUNT................ ................          29
   Share Valuation.................................          29
   Account Statements..............................          29
   Distributions...................................          29
   Taxes...........................................          30
OTHER INFORMATION................ .................          31
   About the Distributor...........................          31
BUYING SHARES.................. ...................          32
SELLING SHARES.................. ..................          34
SHAREHOLDER SERVICES............... ...............          36
OTHER POLICIES.................. ..................          37
FOR MORE INFORMATION............... ...............  back cover

                                   KEY POINTS


                         GOALS AND PRINCIPAL STRATEGIES


  FUND/RISK FACTORS               GOAL                         STRATEGIES
INTERMEDIATE MATURITY   As high a level of          - Invests in securities of the
GOVERNMENT FUND         current income as is          U.S. government and its agencies
Risk factors:           consistent with the           and instrumentalities
 Market risk            preservation of capital     - Normally maintains a weighted-
 Interest-rate risk                                   average portfolio maturity of
                                                      between three and 10 years
FIXED INCOME FUND       To generate high current    - Invests in fixed-income
Risk factors:           income consistent with        securities denominated
 Market risk            reasonable risk and,          primarily in U.S. dollars
 Interest-rate risk     secondarily, capital        - Normally maintains a weighted-
 Credit risk            appreciation                  average portfolio maturity of
                                                      10 years or less
                                                    - Favors investment-grade
                                                      securities, but may diversify
                                                      credit quality in pursuit of
                                                      its goal
GLOBAL FIXED INCOME     To maximize total           - Invests in U.S. and foreign
FUND                    investment return             fixed-income securities
Risk factors:           consistent with prudent       denominated in various
 Market risk            investment management,        currencies
 Interest-rate risk     consisting of a             - Favors investment-grade
 Credit risk            combination of interest       securities, but may diversify
 Foreign securities     income, currency gains        credit quality in pursuit of
 Non-diversified        and capital appreciation      its goal
 status                                             - Investment decisions are based
                                                      on fundamental market factors,
                                                      currency trends and credit
                                                      quality.


     INVESTOR PROFILE

   THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:

  - are seeking investment income

  - are looking for higher potential returns than money-market funds and are willing to accept moderate risk and volatility

  - want to diversify their portfolios with fixed-income funds

   THEY MAY NOT BE APPROPRIATE IF YOU:

  - are investing for maximum return over a long time horizon

  - require stability of your principal

   You should base your selection of a fund on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to your fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


CREDIT RISK


Fixed Income Fund, Global Fixed


Income Fund



   The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.



FOREIGN SECURITIES


Global Fixed Income Fund



   A fund that invests in foreign securities carries additional risks that include:



 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.



 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.



 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.



INTEREST-RATE RISK


All funds



   Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.


MARKET RISK
All funds

   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.



NON-DIVERSIFIED STATUS

Global Fixed Income Fund


   The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

                       This page intentionally left blank

                              PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in these funds. The bar chart shows you how each fund's performance has varied from year to year for up to 10 years. The table compares each fund's performance over time to that of a broadly based securities market index and other indexes, if applicable. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

                                                                         INTERMEDIATE MATURITY
YEAR ENDED 12/31:                                                           GOVERNMENT FUND
-----------------                                                        ---------------------
1997
1998                                                                              7.87%
1999                                                                             -0.78%

Best quarter:   4.62%(Q3 98)
Worst quarter:  -0.73% (Q2 99)
Inception date: 8/15/97



YEAR ENDED 12/31:                                                          FIXED INCOME FUND
-----------------                                                          -----------------
1997                                                                             8.53%
1998                                                                             6.14%
1999                                                                            -0.30%

Best quarter:   3.05%(Q2 97)
Worst quarter:  -0.57% (Q2 99)
Inception date: 7/3/96



YEAR ENDED 12/31:                                                      GLOBAL FIXED INCOME FUND
-----------------                                                      ------------------------
1997                                                                              1.77%
1998                                                                              7.83%
1999                                                                             -0.38%

Best quarter:   3.31%(Q3 98)
Worst quarter:  -2.70% (Q4 97)
Inception date: 8/12/96

                          AVERAGE ANNUAL TOTAL RETURNS


                                   ONE YEAR   FIVE YEARS   10 YEARS    LIFE OF   INCEPTION
     PERIOD ENDED 12/31/99:          1999     1995-1999    1990-1999    FUND       DATE
INTERMEDIATE MATURITY GOVERNMENT
  FUND                              -0.78%        N/A         N/A       4.30%     8/15/97
LEHMAN BROTHERS INTERMEDIATE
  GOVERNMENT BOND INDEX(1)           0.48%        N/A         N/A       7.58%(2)
FIXED INCOME FUND                   -0.30%        N/A         N/A       5.69%      7/3/96
LEHMAN BROTHERS INTERMEDIATE
  GOVERNMENT/CORPORATE
  BOND INDEX(3)                      0.38%        N/A         N/A       7.72%(4)
GLOBAL FIXED INCOME FUND            -0.38%        N/A         N/A       4.22%     8/12/96
SALOMON BROTHERS WORLD
  GOVERNMENT BOND INDEX
  (CURRENCY-HEDGED)(5)               1.32%        N/A         N/A       8.70%(6)
LEHMAN BROTHERS AGGREGATE BOND
  INDEX(7)                          -0.82%        N/A         N/A       7.85%(6)
COMPOSITE BENCHMARK(8)               0.97%        N/A         N/A       9.16%(6)


(1) The Lehman Brothers Intermediate Government Bond Index is an unmanaged index (with no defined investment objective) of intermediate-term government bonds, and is calculated by Lehman Brothers Inc.
(2) Performance since July 31, 1997.
(3) The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index (with no defined investment objective) of intermediate-term government and corporate bonds, and is calculated by Lehman Brothers Inc.
(4) Performance since June 30, 1996.
(5) The Salomon Brothers World Government Bond Index (Currency-Hedged) is a market capitalization-weighted index designed to track major government debt markets and is currency-hedged into U.S. dollars.
(6) Performance since July 31, 1996.
(7) The Lehman Brothers Aggregate Bond Index is composed of the Lehman Government/Corporate Bond Index and the Lehman Mortgage-Backed Securities Index. The Aggregate Index includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors' Service.
(8) The Composite Benchmark measures the weighted performance of three component indexes. The weights of the component indexes -- 50% Lehman Aggregate Bond Index, 35% Salomon Brothers World Government Bond Index excluding the U.S. (Currency-Hedged), and 15% Merrill Lynch High Yield Master II
    Index -- correspond to the investment strategy of the fund's managers. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment-grade U.S. domestic bond market.

                           UNDERSTANDING PERFORMANCE
   - TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

   - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

   - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

   - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                       This page intentionally left blank

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended October 31, 1999.




                                                          INTERMEDIATE            GLOBAL
                                                          MATURITY       FIXED    FIXED
                                                          GOVERNMENT     INCOME   INCOME
                                                            FUND         FUND     FUND
SHAREHOLDER FEES
 (paid directly from your investment)
Sales charge "load" on purchases                              NONE        NONE     NONE
Deferred sales charge "load"                                  NONE        NONE     NONE
Sales charge "load" on reinvested distributions               NONE        NONE     NONE
Redemption fees                                               NONE        NONE     NONE
Exchange fees                                                 NONE        NONE     NONE
ANNUAL FUND OPERATING EXPENSES
 (deducted from fund assets)
Management fee                                                .50%        .50%    1.00%
Distribution and service (12b-1) fee                          .25%        .25%     .50%
Other expenses                                                .41%        .31%     .44%
TOTAL ANNUAL FUND OPERATING EXPENSES*                        1.16%       1.06%    1.94%



* Fee waivers and expense reimbursements or credits reduced expenses for the funds during 1999 but may be discontinued at any time. Actual fees and expenses for the fiscal year ended October 31, 1999 are shown below:



                                                     INTERMEDIATE            GLOBAL
                                                       MATURITY     FIXED    FIXED
              EXPENSES AFTER WAIVERS                  GOVERNMENT    INCOME   INCOME
                AND REIMBURSEMENTS                       FUND        FUND     FUND
Management fee                                           .23%        .46%     .43%
Distribution and service (12b-1) fee                     .25%        .25%     .50%
Other expenses                                           .37%        .29%     .52%
                                                         ----       -----    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                     .85%       1.00%    1.45%

                                    EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


                                         ONE YEAR   THREE YEARS   FIVE YEARS   10 YEARS
INTERMEDIATE MATURITY GOVERNMENT FUND      $118        $368           $638      $1,409
FIXED INCOME FUND                          $108        $337           $585      $1,294
GLOBAL FIXED INCOME FUND                   $197        $609         $1,047      $2,264

                              THE FUNDS IN DETAIL

     THE MANAGEMENT FIRM


   CREDIT SUISSE ASSET
MANAGEMENT, LLC
One Citicorp Center
153 East 53rd Street
New York, NY 10022



 - Investment adviser for the funds



 - Responsible for managing each fund's assets according to its goal and strategies



 - A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group, one of the world's leading banks



 - Credit Suisse Asset Management companies manage approximately $72 billion in the U.S. and $203 billion globally



 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission



   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

     MULTI-CLASS STRUCTURE

   Each fund offers two classes of shares, Common and Advisor. This Prospectus offers the Advisor Class of shares, which are sold through financial-services firms.

   The Common Class of each fund is described in a separate prospectus.

     FUND INFORMATION KEY

   Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

GOAL AND STRATEGIES
   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS
   The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS
   The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT
   The individuals designated by the investment adviser to handle the fund's day-to-day management.

INVESTOR EXPENSES

   Actual fund expenses for the 1999 fiscal year. Future expenses may be higher or lower.


 -- MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the fund. Expressed as a percentage of average net assets after waivers.

 -- DISTRIBUTION AND SERVICE (12B-1) FEES Fees paid by the fund to the distributor for making shares of the fund available to you. Expressed as a percentage of average net assets.

 -- OTHER EXPENSES Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS
   A table showing the fund's audited financial performance for up to five years.

 -- TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.


 -- PORTFOLIO TURNOVER An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase a fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.


   The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request.

                             INTERMEDIATE MATURITY
                                GOVERNMENT FUND

     GOAL AND STRATEGIES

   The Intermediate Maturity Government Fund seeks as high a level of current income as is consistent with the preservation of capital. To pursue this goal, it invests in securities of the U.S. government and its agencies and instrumentalities.

   The fund's weighted-average maturity will typically be between three and 10 years.

     PORTFOLIO INVESTMENTS

   Under normal market conditions, the fund will invest at least 65% of assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. These may include:

 - U.S. Treasury obligations

 - mortgage-backed securities such as Ginnie Maes and Fannie Maes

 - government-agency obligations such as those of the Small Business Administration

   To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factors are:

 - market risk

 - interest-rate risk


   As with most income funds, share price, yield and total return generally will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including U.S. government and mortgage-backed securities). To the extent that the fund invests in mortgage-backed securities, it may also be subject to extension and prepayment risks. These risks are defined in "More About Risk."


   Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and world-wide economic conditions.

   The credit risk of the fund's securities will depend primarily on whether or not the securities are guaranteed by the U.S. government. To the extent the fund invests in securities guaranteed by the U.S. government, credit risk for this fund is expected to be low. However, the U.S. government does not guarantee the market value or the current yield of government securities, nor does any government guarantee extend to the fund itself.

   "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   M. Anthony E. van Daalen manages the fund's investment portfolio. You can find out more about him in "Meet the Managers."

     INVESTOR EXPENSES


   Management fee                        .23%

   Distribution and service
   (12b-1) fee                           .25%

   All other expenses                    .37%
                                        ----

     Total expenses                      .85%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.



                   PERIOD ENDED:                      10/99             10/98        10/97(1)
PER-SHARE DATA
Net asset value, beginning of year                     $10.38            $10.06         $9.95
                                                      =======================================
Investment activities:
Net investment income                                    0.51              0.53          0.11
Net gains (losses) on investments
and foreign currency related items
(both realized and unrealized)                          (0.55)             0.32          0.11
                                                       --------------------------------------
 Total from investment activities                       (0.04)             0.85          0.22
                                                       --------------------------------------
Less Dividends and Distributions:
Dividends from net investment income                    (0.51)            (0.53)        (0.11)
Distributions from realized capital gains               (0.05)             0.00          0.00
Distributions in excess of realized capital gains       (0.01)             0.00          0.00
                                                       --------------------------------------
 Total dividends and distributions                      (0.57)            (0.53)        (0.11)
                                                       --------------------------------------
Net asset value, end of year                            $9.77            $10.38        $10.06
                                                      =======================================
Total return                                            (0.39)%            8.99%         2.22%(2)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(000s omitted)                                            $20               $12            $2
Ratio of expenses to average net assets                  0.86%(3)          0.85%(3)      0.85%(3,4)
Ratio of net income to average net assets                5.08%             5.28%         5.62%(4)
Decrease reflected in above operating expense
ratios due to waivers/reimbursements                     0.30%             3.30%         0.00%(4)
Portfolio turnover rate                                 91.13%           133.98%       104.34%(2)


(1) For the Period August 15, 1997 (Commencement of Operations) through October 31, 1997.

(2) Not annualized.


(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Advisor Class shares' expense ratio by .01%, .00% and .00% for the years or period ended October 31, 1999, 1998 and 1997, respectively. The Advisor Class shares' operating expense ratio after reflecting these arrangements was .85% for the years or period ended October 31, 1999, 1998 and 1997, respectively.


(4) Annualized.

                               FIXED INCOME FUND

     GOAL AND STRATEGIES

   The Fixed Income Fund seeks to generate high current income consistent with reasonable risk and, secondarily, capital appreciation. To pursue these goals, it invests in fixed-income securities.

   Under normal market conditions:

 - at least 65% of the fund's fixed-income securities will be investment grade

 - the fund will maintain a weighted-average maturity of 10 years or less

     PORTFOLIO INVESTMENTS

   Under normal market conditions, this fund invests at least 65% of assets in fixed-income securities such as:

 - corporate bonds, debentures and notes

 - convertible debt securities

 - preferred stocks

 - government securities

 - municipal securities

 - mortgage-backed securities

 - repurchase agreements involving portfolio securities

   The fund may invest:

 - without limit in U.S. dollar-denominated, investment-grade foreign securities

 - up to 35% of assets in non-dollar-denominated foreign securities

 - up to 35% of assets in fixed-income securities rated below investment grade (junk bonds)

   To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factors are:

 - market risk

 - interest-rate risk

 - credit risk

   You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

   To the extent that it invests in certain securities, the fund may be affected by additional risks:

 - mortgage-backed securities: extension and prepayment risks


 - junk bonds: above-average credit, information, liquidity, market and valuation risks


 - foreign securities: currency, information and political risks

 - start-up and other small companies: information and liquidity risks


   Junk bonds are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of junk bond, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of payment owed to it.


   These risks are defined in "More About Risk." That section also details certain other investment practices the fund may use. Please read "More About Risk" carefully before you invest.

     PORTFOLIO MANAGEMENT

   M. Anthony E. van Daalen manages the fund's investment portfolio. You can find out more about him in "Meet the Managers."

     INVESTOR EXPENSES

   Management fee                                                        .46%
   Distribution and service (12b-1) fee                                  .25%
   All other expenses                                                    .29%
                                                                 ------------
     Total expenses                                                     1.00%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.



               PERIOD ENDED:                   10/99      10/98         10/97        10/96(1)
PER-SHARE DATA
---------------------------------------------------------------------------------------------
Net asset value, beginning of year              $10.41     $10.43        $10.10         $9.90
---------------------------------------------------------------------------------------------
Investment activities:
Net investment income                             0.54       0.56          0.60          0.19
Net gains (losses) on investments and
foreign currency related items (both
realized and unrealized)                         (0.48)      0.07          0.33          0.20
---------------------------------------------------------------------------------------------
 Total from investment activities                 0.06       0.63          0.93          0.39
---------------------------------------------------------------------------------------------
Less Dividends and Distributions:
Dividends from net investment income             (0.54)     (0.56)        (0.60)        (0.19)
Distributions from realized capital gains        (0.04)     (0.09)         0.00          0.00
---------------------------------------------------------------------------------------------
 Total dividends and distributions               (0.58)     (0.65)        (0.60)        (0.19)
---------------------------------------------------------------------------------------------
Net asset value, end of year                     $9.89     $10.41        $10.43        $10.10
---------------------------------------------------------------------------------------------
Total return                                      0.67%      6.21%         9.51%         3.93%(2)
---------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)        $6,817     $3,058        $3,963          $911
Ratio of expenses to average net assets           1.01%(3)     1.00%(3)     1.00%(3)     1.00%(3,4)
Ratio of net income to average net assets         5.38%      5.40%         5.62%         5.85%(4)
Decrease reflected in above operating ratios
due to waivers/reimbursements                     0.05%      0.04%         0.08%         0.11%(4)
Portfolio turnover rate                         144.02%    124.04%       129.06%       194.23%(2)
---------------------------------------------------------------------------------------------


(1) For the Period July 3, 1996 (Commencement of Operations) through October 31, 1996.

(2) Not annualized.


(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Advisor Class shares' net expense ratio by .01%, .00%, .00% and .00% for the years or period ended October 31, 1999, 1998, 1997 and 1996, respectively. The Advisor Class shares' operating expense ratio after reflecting these arrangements was 1.00% for the years or period ended October 31, 1999, 1998, 1997 and 1996, respectively.

(4) Annualized.

                            GLOBAL FIXED INCOME FUND

     GOAL AND STRATEGIES


   The Global Fixed Income Fund seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. To pursue this goal, the fund invests in fixed-income securities of U.S. and foreign issuers including:


 - foreign governments and companies, including those in emerging markets


 - multinational organizations, such as the World Bank


 - the U.S. government, its agencies and instrumentalities

   Under normal market conditions, the fund invests at least 65% of assets in fixed-income securities of issuers located in at least three countries, including the U.S.

   The portfolio managers base their investment decisions on fundamental market factors, currency trends and credit quality. The fund generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the managers believe the currency risk can be reduced through hedging.

     PORTFOLIO INVESTMENTS

   This fund may invest in all types of fixed-income securities, including:

 - corporate bonds, debentures and notes

 - convertible debt securities

 - preferred stocks

 - government securities

 - municipal securities

 - mortgage-backed securities

 - repurchase agreements involving portfolio securities

   The fund may purchase securities denominated in foreign currencies or in U.S. dollars.

   The fund may invest up to:

 - 40% of assets in securities of issuers located in any single foreign country

 - 35% of net assets in fixed-income securities rated below investment grade (junk bonds)

 - 25% of assets in the securities of any one foreign government, its agencies, instrumentalities and political subdivisions

 - 20% of assets in equity securities, including common stocks, warrants and rights

   To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factors are:

 - market risk

 - interest-rate risk

 - credit risk

 - foreign securities

 - non-diversified status

   You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of either principal or interest to the fund.

   International investing, particularly in emerging markets, carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because the fund is non-diversified, its share price and yield might fluctuate more than they would for a diversified fund.

   To the extent that the fund invests in junk bonds and securities of start-up and other small companies, it takes on further risks that could hurt its performance. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.
     PORTFOLIO MANAGEMENT

   Charles C. Van Vleet manages the fund's investment portfolio. You can find out more about him in "Meet the Managers."

     INVESTOR EXPENSES


   Management fee                                                        .43%

   Distribution and service
   (12b-1) fee                                                           .50%

   All other expenses                                                    .52%

                                                                 ------------
     Total expenses                                                     1.45%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.



                    PERIOD ENDED:                       10/99      10/98      10/97        10/96(1)
PER-SHARE DATA
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $10.57     $10.90     $11.17        $10.90
---------------------------------------------------------------------------------------------------
Investment activities:
Net investment income                                   0.44(2)       0.37       0.41          0.10
Net gains (losses) on investments and foreign
currency related items (both realized and unrealized)     (0.29)     (0.02)      0.15          0.27
---------------------------------------------------------------------------------------------------
 Total from investment activities                          0.15       0.35       0.56          0.37
---------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
Dividends from net investment income                       0.00      (0.68)     (0.29)        (0.10)
Dividends in excess of net investment income              (0.24)      0.00       0.00          0.00
Distributions from realized capital gains                  0.00       0.00      (0.54)         0.00
---------------------------------------------------------------------------------------------------
 Total dividends and distributions                        (0.24)     (0.68)     (0.83)        (0.10)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                             $10.48     $10.57     $10.90        $11.17
---------------------------------------------------------------------------------------------------
Total return                                               1.41%      3.51%      5.18%         3.41%(3)
---------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                    $69     $6,518     $8,935           $39
Ratio of expenses to average net assets                    1.45%(4)   1.45%(4)   1.45%(4)      1.45%(4,5)
Ratio of net income to average net assets                  4.14%      4.75%      4.76%         5.69%(5)
Decrease reflected in above operations expense ratios
 due to waivers/reimbursements                             0.49%      0.37%      0.33%         0.21%(5)
Portfolio turnover rate                                  365.02%    233.73%    202.92%       123.90%(3)
---------------------------------------------------------------------------------------------------


(1) For the Period August 12, 1996 (Commencement of Operations) through October 31, 1996.


(2) Per share information is calculated using the average outstanding shares method.



(3) Not annualized.



(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Advisor Class shares' net expense ratio.



(5) Annualized.

                                MORE ABOUT RISK

     INTRODUCTION

   A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

   The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this prospectus.

   ACCESS RISK Some countries may restrict a fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a fund.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.


   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.


    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.


   YEAR 2000 PROCESSING RISK The inability of a computer system to distinguish the year 2000 from the year 1900 (the "Year 2000 Issue") could cause difficulties for system users after December 31, 1999. Although this date has passed, the impact of the failure by companies or foreign markets in which the funds invest to address the Year 2000 Issue effectively could continue to be felt into 2000 and may negatively impact a fund's performance.

                       This page intentionally left blank

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:


*      Permitted without limitation; does not
       indicate actual use
/20%/  Italic type (e.g., 20%) represents an
       investment limitation as a percentage of
       NET fund assets; does not indicate actual
       use
20%    Roman type (e.g., 20%) represents an
       investment limitation as a percentage of
       TOTAL fund assets; does not indicate
       actual use
**     Permitted, but not expected to be used to
       a significant extent
/ /    Not permitted



                                                              INTERMEDIATE  FIXED   GLOBAL
                                                                MATURITY    INCOME  FIXED
                                                                 GOV'T       FUND   INCOME
                                                                  FUND               FUND
 INVESTMENT PRACTICE                                                     LIMIT
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                       30%         30%     30%
------------------------------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to
currency risk or to enhance total return. Options, futures
or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and
future date. Swaps involve the right or obligation to
receive or make payments based on two different currency
rates.(1) Correlation, credit, currency, hedged exposure,
liquidity, political, speculative exposure, valuation
risks.(2)                                                       / /           *       *
------------------------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject a
fund to increased volatility or substantial declines in
value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose a fund to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                                / /           **      *
------------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable a fund to hedge against or speculate on future
changes in currency values, interest rates, securities or
stock indexes. Futures obligate the fund (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(2)                           **           **      **
------------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts. Currency, information,
liquidity, market, political, valuation risks.                  / /           *       *
------------------------------------------------------------------------------------------

                                                              INTERMEDIATE  FIXED   GLOBAL
                                                                MATURITY    INCOME  FIXED
                                                                 GOV'T       FUND   INCOME
                                                                  FUND               FUND

 INVESTMENT PRACTICE                                                     LIMIT
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including passthrough
certificates and other senior classes of collateralized
mortgage obligations (CMOs), and other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.            *           *       *
------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the
District of Columbia and their political subdivisions,
agencies and instrumentalities. Municipal securities may be
affected by uncertainties regarding their tax status,
legislative changes or rights of municipal-securities
holders. Credit, interest-rate, market, regulatory risks.       / /           *       *
------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                / /         /35%/   /35%/
------------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period. A
fund may purchase or sell (write) both put and call options
for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative exposure
risks.                                                           **          25%     25%
------------------------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing real
estate or real-estate-related loans or interests. Credit,
interest-rate, market risks.                                    / /           **      **
------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                          /15%/       /15%/   /15%/
------------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; a fund receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market, operational risks.                          33 1/3%      33 1/3% 33 1/3%
------------------------------------------------------------------------------------------

                                                              INTERMEDIATE  FIXED   GLOBAL
                                                                MATURITY    INCOME  FIXED
                                                                 GOV'T       FUND   INCOME
                                                                  FUND               FUND

 INVESTMENT PRACTICE                                                     LIMIT
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                               *           *       *
------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS Swaps, structured securities and
other instruments that allow a fund to gain access to the
performance of a benchmark asset (such as an index or
selected stocks) that may be more attractive or accessible
than the fund's direct investment. Credit, currency,
information, interest-rate, liquidity, market, political,
speculative exposure, valuation risks.                           **           **      **
------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's
assets in investments such as money-market obligations and
investment-grade debt securities for defensive purposes.
Although intended to avoid losses in adverse market,
economic, political or other conditions, defensive tactics
might be inconsistent with a fund's principal investment
strategies and might prevent a fund from achieving its goal.     **           **      **
------------------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                             / /         /10%/   /10%/
------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                       *          20%     20%
------------------------------------------------------------------------------------------
ZERO-COUPON BONDS Debt securities that pay no cash income to holders until maturity and are issued at a discount from
maturity value. At maturity, the entire return comes from
the difference between purchase price and maturity value.
Interest-rate, market risks.                                      *           *       *
------------------------------------------------------------------------------------------


(1) The funds are not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) Each fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS


                               [VAN DAALEN PHOTO]

                         M. ANTHONY E. VAN DAALEN, CFA
                                    Director



- Portfolio Manager, Intermediate Maturity Government Fund since 1992



- Portfolio Manager, Fixed Income Fund since 1992



- With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus)



- With Warburg Pincus since 1992


                               [VAN VLEET PHOTO]

                              CHARLES C. VAN VLEET
                                    Director


- Portfolio Manager, Global Fixed Income Fund since May 1998



- With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus



- With Warburg Pincus since 1998



- Senior vice president and senior global strategist with Putnam Investment Management, 1994 to 1998



           Job titles indicate position with the investment adviser.

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Advisor Class's total assets, less its liabilities, by the number of Advisor Class shares outstanding.

   Each fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors/Trustees believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board of Directors/ Trustees determines that using this method would not reflect an investment's value.

   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the funds do not compute their prices. This could cause the value of a fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

     ACCOUNT STATEMENTS

   In general, you will receive account statements as follows:

 - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

 - after any changes of name or address of the registered owner(s)


 - otherwise, every calendar quarter


   You will receive annual and semiannual financial reports.

     DISTRIBUTIONS


   As a fund investor, you will receive distributions.



   Each fund may earn dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.


   The Intermediate Maturity Government and Fixed Income funds declare dividend distributions daily and pay them monthly. The Global Fixed Income Fund declares dividend distributions quarterly. The funds typically distribute capital gains annually, usually in December.

   Most investors have their distributions reinvested in additional shares of the same fund. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

     TAXES

   As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS
   As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.


   Distributions you receive from a fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources (including the fund's short-term capital gains) are generally taxed as ordinary income.


   If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you may receive a portion of the money you just invested in the form of a taxable distribution.


   The Form 1099 that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.


Intermediate Maturity Government Fund--Special Tax Matters

   Depending on provisions in your state's tax law, the portion of a fund's income derived from U.S. government and agency obligations may be exempt from state and local taxes.

TAXES ON TRANSACTIONS
   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                               OTHER INFORMATION

     ABOUT THE DISTRIBUTOR


   Provident Distributors, Inc. (PDI), located at Four Falls Corporate Center, West Conshohocken, PA 19428-2961, is the funds' distributor and is responsible for making the funds available to you. PDI is not affiliated with CSAM.



   Certain institutions and financial-services firms may offer Advisor Class shares to their clients and customers (or participants in the case of retirement plans). These firms provide distribution, administrative and shareholder services for fund shareholders. Each fund has adopted Rule 12b-1 shareholder-servicing and distribution plans to compensate these firms for their services. The current 12b-1 fee is .50% per annum of average daily net assets for the Global Fixed Income Fund and .25% per annum of average daily net assets for each of the Intermediate Maturity Government Fund and the Fixed Income Fund, although under the 12b-1 plan each of the funds is authorized to pay up to .75%.

                                 BUYING SHARES

     OPENING AN ACCOUNT

   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

   If you need an application, call our Institutional Shareholder Service Center to receive one by mail or fax.

   You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

     BUYING AND SELLING SHARES

   The fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. ET), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV.

FINANCIAL-SERVICES FIRMS

   You can buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.


   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the funds. Please read their program materials for any special provisions or additional service features that may apply to your investment. Certain features of the funds, such as the minimum initial or subsequent investment amounts, may be modified.


     ADDING TO AN ACCOUNT

   You can add to your account in a variety of ways, as shown in the table. If you want to use ACH transfer, be sure to complete the "ACH on Demand" section of the account application.

     INVESTMENT CHECKS

   Please use either a personal or bank check payable in U.S. dollars to Warburg Pincus Advisor Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Warburg Pincus Advisor Funds. These types of checks may be returned to you and your purchase order may not be processed. Limited exceptions include properly endorsed government checks.

           OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
BY CHECK
-  Complete the Warburg Pincus Advisor         -  Make your check payable to Warburg
   Funds New Account Application.                 Pincus Advisor Funds.
-  Make your check payable to Warburg          -  Write the account number and the fund
   Pincus Advisor Funds.                          name on your check.
-  Write the fund name on the check.           -  Mail to Warburg Pincus Advisor Funds.
-  Mail to Warburg Pincus Advisor Funds.
BY EXCHANGE
-  Call our Institutional Shareholder          -  Call our Institutional Shareholder
   Service Center to request an exchange          Service Center to request an exchange
   from another Warburg Pincus fund or            from another Warburg Pincus fund or
   portfolio. Be sure to read the current         portfolio.
   Prospectus for the new fund or              If you do not have telephone privileges,
   portfolio.                                  mail or fax a letter of instruction.
If you do not have telephone privileges,
mail or fax a letter of instruction.
BY WIRE
-  Complete and sign the New Account           -  Call our Institutional Shareholder
   Application.                                   Service Center by 4 p.m. ET to inform us
-  Call our Institutional Shareholder             of the incoming wire. Please be sure
   Service Center and fax the signed New          to specify the account registration,
   Account Application by 4 p.m. ET.              account number and the fund name on
-  Institutional Services will telephone          your wire advice.
   you with your account number. Please        -  Wire the money for receipt that day.
   be sure to specify the account
   registration, account number and the
   fund name on your wire advice.
-  Wire your initial investment for
   receipt that day.
-  Mail the original, signed application
   to Warburg Pincus Advisor Funds.
BY ACH TRANSFER

-  Cannot be used to open an account.          -  Call our Institutional Shareholder
                                                  Service Center to request an ACH transfer
                                                  from your bank.
                                               -  Your purchase will be effective at the
                                                  next NAV calculated after we receive
                                                  your order in proper form.
                                               Requires ACH on Demand privileges.

                    INSTITUTIONAL SHAREHOLDER SERVICE CENTER
                                  800-222-8977
                      MONDAY - FRIDAY, 8 A.M. - 5 P.M. ET

                                 SELLING SHARES

   SELLING SOME OR ALL OF YOUR SHARES                       CAN BE USED FOR
BY MAIL

Write us a letter of instruction that          -  Sales of any amount.
includes:
-  your name(s) and signature(s) or, if
   redeeming on an investor's behalf, the
   name(s) of the registered owner(s) and
   the signature(s) of their legal
   representative(s)
-  the fund name and account number
-  the dollar amount you want to sell
-  how to send the proceeds
Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares in Writing").
Mail the materials to Warburg Pincus
Advisor Funds.
If only a letter of instruction is
required, you can fax it to the
Institutional Shareholder Service Center
(unless a signature guarantee is
required).
BY EXCHANGE
-  Call our Institutional Shareholder          -  Accounts with telephone privileges.
   Service Center to request an exchange       If you do not have telephone privileges,
   into another Warburg Pincus fund or         mail or fax a letter of instruction to
   portfolio. Be sure to read the current      exchange shares.
   Prospectus for the new fund or portfolio.
BY PHONE

Call our Institutional Shareholder             -  Accounts with telephone privileges.
Service Center to request a redemption.
You can receive the proceeds as:
-  a check mailed to the address of
   record
-  an ACH transfer to your bank
-  a wire to your bank
See "By Wire or ACH Transfer" for
details.
BY WIRE OR ACH TRANSFER
-  Complete the "Wire Instructions" or         -  Requests by phone or mail.
   "ACH on Demand" section of your New
   Account Application.
-  For federal-funds wires, proceeds will
   be wired on the next business day. For
   ACH transfers, proceeds will be
   delivered within two business days.

                                HOW TO REACH US

  Institutional Shareholder Service Center
  Toll free: 800-222-8977
  Fax:     212-370-9833

  Mail
    Warburg Pincus Advisor Funds
    P.O. Box 9030
    Boston, MA 02205-9030

  Overnight/Courier Service
    Boston Financial
    Attn: Warburg Pincus Advisor Funds

    66 Brooks Drive


    Braintree, MA 02184


  Internet Web Site
    www.warburg.com

                               WIRE INSTRUCTIONS

  State Street Bank and Trust Company
  ABA# 0110 000 28
  Attn: Mutual Funds/Custody Dept.
  [Warburg Pincus Advisor Fund Name]
  DDA# 9904-649-2
  F/F/C: [Account Number and Account Registration]
     SELLING SHARES IN WRITING

   Some circumstances require a written sell order, along with a signature guarantee. These include:

 -- accounts whose address of record has been changed within the past 30 days

 -- redemptions in certain large accounts (other than by exchange)

 -- requests to send the proceeds to a different payee or address

 -- shares represented by certificates, which must be returned with your sell order

   A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

     RECENTLY PURCHASED SHARES


   For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, a fund will delay payment of your cash redemption proceeds for 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.


                    INSTITUTIONAL SHAREHOLDER SERVICE CENTER
                                  800-222-8977
                      MONDAY - FRIDAY, 8 A.M. - 5 P.M. ET

                              SHAREHOLDER SERVICES

     AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Institutional Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semiannual or annual withdrawals.

     TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfers-to-Minors Act (UTMA) or the Uniform Gifts-to-Minors Act (UGMA). Please consult your tax professional about these types of accounts.

     ACCOUNT CHANGES

   Call our Institutional Shareholder Service Center to update your account records whenever you change your address. Institutional Shareholder Services Center can also help you change your account information or privileges.

                                 OTHER POLICIES

     TRANSACTION DETAILS

   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

   Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if:

 - your investment check or ACH transfer does not clear

 - you place a telephone order by 4 p.m. ET and we do not receive your wire that day

   If you wire money without first calling our Institutional Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

   Uncashed redemption or distribution checks do not earn interest.
     SPECIAL SITUATIONS


   Each fund reserves the right to:


 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading

 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - impose minimum investment amounts after 15 days' notice to current investors of any increases

 - charge a wire-redemption fee

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                    INSTITUTIONAL SHAREHOLDER SERVICE CENTER
                                  800-222-8977
                      MONDAY - FRIDAY, 8 A.M. - 5 P.M. ET

                       This page intentionally left blank

                              FOR MORE INFORMATION


   More information about these funds is available free upon request, including the following:
     ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the fund's manager discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the funds, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.


   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.


   Please contact Warburg Pincus Advisor Funds to obtain information, without charge, the SAI and Annual and Semiannual Reports and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY MAIL:
   Warburg Pincus Advisor Funds
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial
   Attn: Warburg Pincus Advisor Funds

   66 Brooks Drive


   Braintree, MA 02184


ON THE INTERNET:
   www.warburg.com

SEC FILE NUMBERS:

Warburg Pincus Intermediate
Maturity Government Fund                                               811-05600

Warburg Pincus Fixed
Income Fund                                                            811-05039


Warburg Pincus Global Fixed
Income Fund                                                            811-06143


                                      LOGO
                      P.O. BOX 9030, BOSTON, MA 02205-9030
                        800-222-8977  - www.warburg.com

PROVIDENT DISTRIBUTORS, INC., DISTRIBUTOR                           ADBDF-1-0200

                       STATEMENT OF ADDITIONAL INFORMATION


                                FEBRUARY 29, 2000



                        WARBURG PINCUS FIXED INCOME FUND

                     WARBURG PINCUS GLOBAL FIXED INCOME FUND

              WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND

               WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND




This combined Statement of Additional Information provides information about Warburg Pincus Fixed Income Fund (the "Fixed Income Fund"), Warburg Pincus Intermediate Maturity Government Fund (the "Intermediate Government Fund"), Warburg Pincus New York Intermediate Municipal Fund (the "New York Municipal Fund") and Warburg Pincus Global Fixed Income Fund (the "Global Fixed Income Fund") (each a "Fund" and collectively, the "Funds") that supplements information contained in the combined Prospectus for the Common Shares and the combined Prospectus for the Advisor Shares of the Funds, each dated February 29, 2000.


Each Fund's audited annual report dated October 31, 1999, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses. Copies of the Prospectuses and the annual report can be obtained by writing or telephoning:



       Common Shares:                                Advisor Shares:
    Warburg Pincus Funds                      Warburg Pincus Advisor Funds
        P.O. Box 9030                                 P.O. Box 9030
   Boston, MA  02205-9030                        Boston, MA  02205-9030
         800-WARBURG                          Attn:  Institutional Services
                                                      800-222-8977

                                TABLE OF CONTENTS


                                                                                                            Page
INVESTMENT OBJECTIVES AND POLICIES ....................................................................       1
         Options on Securities and Securities Indices and Currency Exchange Transactions ..............       1
                  Securities Options ..................................................................       1
                  Securities Index Options ............................................................       4
                  OTC Options .........................................................................       5
                  Currency Transactions ...............................................................       5
                  Hedging Generally ...................................................................       7
                  Asset Coverage for Forward Contracts, Options, Futures and Options on Futures .......       8
         Futures Activities ...........................................................................       9
                  Futures Contracts ...................................................................       9
                  Options on Futures Contracts ........................................................      10
         Money Market Obligations .....................................................................      11
                  Temporary Defensive Strategies ......................................................      12
                  Money Market Mutual Funds ...........................................................      12
         Convertible Securities .......................................................................      12
         Structured Securities ........................................................................      12
                  Mortgage-Backed Securities ..........................................................      12
                  Asset-Backed Securities .............................................................      13
                  Structured Notes, Bonds or Debentures ...............................................      14
                  Assignments and Participations ......................................................      14
         Interest Rate, Index, Mortgage and Currency Swaps; Interest Rate Caps, Floors and Collars ....      16
         Foreign Investments ..........................................................................      17
                  Foreign Currency Exchange ...........................................................      17
                  Euro Conversion .....................................................................      18
                  Information .........................................................................      18
                  Political Instability ...............................................................      18
                  Foreign Markets .....................................................................      18
                  Increased Expenses ..................................................................      18
                  Dollar-Denominated Debt Securities of Foreign Issuers ...............................      18
                  Foreign Debt Securities .............................................................      19
                  Privatizations ......................................................................      19
                  Brady Bonds .........................................................................      19
                  Depositary Receipts .................................................................      20
         U.S. Government Securities ...................................................................      20
         Government Trust Certificates ................................................................      20
         Municipal Obligations ........................................................................      21
         Taxable Investments ..........................................................................      22
         Alternative Minimum Tax Bonds ................................................................      22
         Securities of Other Investment Companies .....................................................      23
         Below Investment Grade Securities ............................................................      23

         Lending Portfolio Securities .................................................................      24
         Repurchase Agreements ........................................................................      25
         Reverse Repurchase Agreements and Dollar Rolls ...............................................      26
         Zero Coupon Securities .......................................................................      26
         Government Zero Coupon Securities ............................................................      27
         Short Sales ..................................................................................      27
         Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers .....................      28
         "Special Situation" Companies ................................................................      28
         Variable Rate and Master Demand Notes ........................................................      29
         When-Issued Securities and Delayed-Delivery Transactions .....................................      29
         Stand-By Commitment Agreements ...............................................................      30
         REITs ........................................................................................      31
         Warrants .....................................................................................      31
         Non-Publicly Traded and Illiquid Securities ..................................................      32
                  Rule 144A Securities ................................................................      33
         Borrowing ....................................................................................      33
         Non-Diversified Status .......................................................................      33
INVESTMENT RESTRICTIONS ...............................................................................      35
         Fixed Income Fund ............................................................................      35
         Global Fixed Income Fund .....................................................................      37
         Intermediate Government Fund .................................................................      38
         New York Municipal Fund ......................................................................      40
PORTFOLIO VALUATION ...................................................................................      42
PORTFOLIO TRANSACTIONS ................................................................................      43
PORTFOLIO TURNOVER ....................................................................................      45
SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL OBLIGATIONS .....................................      46
         State Economy ................................................................................      47
         State Budget .................................................................................      47
         Debt Limits and Outstanding Debt .............................................................      50
         Litigation ...................................................................................      52
         Authorities ..................................................................................      53
         New York City and Other Localities ...........................................................      54
         Year 2000 Compliance .........................................................................      57
MANAGEMENT OF THE FUNDS ...............................................................................      58
         Officers and Boards of Directors/Trustees ....................................................      58
         Directors'/Trustees' Compensation ............................................................      63
         Portfolio Managers of the Funds ..............................................................      63
         Investment Adviser and Co-Administrators .....................................................      64
         Custodian and Transfer Agent .................................................................      66
         Organization of the Funds ....................................................................      67
         Distribution and Shareholder Servicing .......................................................      68

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ........................................................      70
EXCHANGE PRIVILEGE ....................................................................................      71
ADDITIONAL INFORMATION CONCERNING TAXES ...............................................................      71
         The Funds and Their Investments ..............................................................      72
         Special Tax Matters Regarding the Fixed Income Fund, Global Fixed Income Fund and Intermediate
         Government Fund ..............................................................................      74
         Special Tax Matters Regarding the Intermediate Government Fund ...............................      74
         Special Tax Considerations Regarding the New York Municipal Fund .............................      75
         Passive Foreign Investment Companies .........................................................      77
         Dividends and Distributions ..................................................................      77
         Sales of Shares ..............................................................................      78
         Foreign Taxes ................................................................................      79
         Backup Withholding ...........................................................................      79
         Notices ......................................................................................      79
         Other Taxation ...............................................................................      80
DETERMINATION OF PERFORMANCE ..........................................................................      80
INDEPENDENT ACCOUNTANTS AND COUNSEL ...................................................................      84
MISCELLANEOUS..........................................................................................      84
FINANCIAL STATEMENTS...................................................................................      87
APPENDIX - DESCRIPTION OF RATINGS......................................................................     A-1

                       INVESTMENT OBJECTIVES AND POLICIES

                  The following information supplements the discussion of each Fund's investment objective and policies in the Prospectuses. There are no assurances that the Funds will achieve their investment objectives.

                  The investment objectives of the Fixed Income Fund are to generate high current income consistent with reasonable risk and, secondarily, capital appreciation.

                  The investment objective of the Global Fixed Income Fund is to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation.

                  The investment objective of the Intermediate Government Fund is to achieve as high a level of current income as is consistent with the preservation of capital.

                  The investment objective of the New York Municipal Fund is to maximize current interest income exempt from federal income tax and New York State and New York City personal income taxes to the extent consistent with prudent investment management and the preservation of capital.

                  Unless otherwise indicated, all of the Funds are permitted to engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

                  The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future.

Options on Securities and Securities Indices and Currency Exchange Transactions

                  The Funds may purchase and write (sell) options on securities, securities indices and currencies for hedging purposes or to increase total return. Up to 25% of the Fund's total assets may be at risk in connection with investing in options on securities, securities indices and, if applicable, currencies. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

                  Securities Options. Each Fund may write covered put and call options on stock and debt securities and each Fund may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC") options. A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

                  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Fund that writes call options retains the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

                  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

                  In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

                  Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

                  Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (i) in-the-money call options when Credit Suisse Asset Management, LLC, each Fund's investment adviser ("CSAM"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when CSAM expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when CSAM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

                  Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (a Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of CSAM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Fund will be able to purchase on a particular security.

                  Securities Index Options. A Fund may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

                  Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

                  OTC Options. A Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by a Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

                  Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.


                  Currency Transactions. (Fixed Income and Global Fixed Income Funds only) The value in U.S. dollars of the assets of a Fund that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies and may be entered into for hedging purposes or to seek to enhance total return (speculation). A Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

                  Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

                  At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

                  Currency Options. A Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

                  Currency Hedging. A Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

                  A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

                  Hedging Generally. In addition to entering into options and futures transactions for other purposes, including generating current income to offset expenses or increase return, a Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

                  In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established.

Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by CSAM still may not result in a successful hedging transaction.

                  A Fund will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Fund of hedging transactions will be subject to CSAM's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

                  To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Funds are also subject to the risk of a default by a counterparty to an off-exchange transaction.

                  Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. Each Fund will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts; options written by the Fund on currencies, securities and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                  For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.


Futures Activities


                  A Fund may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of a Portfolio's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Funds reserve the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with a Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

                  Futures Contracts. (The Intermediate Government and New York Municipal Funds may not engage in foreign currency futures transactions.) A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

                  No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to segregate with its custodian an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if a Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Fund will also incur brokerage costs in connection with entering into futures transactions.

                  At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance.


                  Options on Futures Contracts. (The Intermediate Government and New York Municipal Funds may not purchase or write options on foreign currency) A Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

                  An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.


Money Market Obligations


                  Each Fund is authorized to invest, under normal conditions, up to 35% of its total assets in short-term money market obligations having remaining maturities of less than one year at the time of purchase. These short-term instruments consist of obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("Government Securities"); bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by CSAM to be high quality investments; commercial paper rated no lower than A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; in the case of the Fixed Income Fund and the Global Fixed Income Fund, obligations of foreign governments, their agencies or instrumentalities; and repurchase agreements with respect to portfolio securities. The short-term money market obligations in which the New York Municipal Fund is authorized to invest generally will be tax-exempt obligations; however, the Fund may invest in taxable obligations when suitable tax-exempt obligations are unavailable or to maintain liquidity for meeting anticipated redemptions and paying operating expenses. Tax-exempt money market obligations in which the New York Municipal Fund may invest consist of investment grade tax-exempt notes and tax-exempt commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if not rated, of municipal issuers having an issue of outstanding municipal obligations rated within the three highest grades by Moody's or S&P.

                  Temporary Defensive Strategies. For temporary defensive purposes or, in the case of the Global Fixed Income Fund, during times of international political or economic uncertainty, each Fund other than the Intermediate Government Fund may invest without limit in short-term money market obligations, and the Intermediate Government Fund may invest without limit in short-term Government Securities.


                  Money Market Mutual Funds. Each Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund or CSAM where CSAM believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. The Intermediate Government Fund and the New York Municipal Fund would invest in money market mutual funds that invest in Government Securities and tax-exempt securities, respectively. As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested.



Convertible Securities


                  Convertible securities in which the Fixed Income and Global Fixed Income Funds may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock.


Structured Securities


                  The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

                  Mortgage-Backed Securities. A Fund may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

                  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund's yield.

                  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

                  Asset-Backed Securities. A Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

                  Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

                  Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.


                  Assignments and Participations. A Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by CSAM to be creditworthy.

                  When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

                  There are risks involved in investing in Participations and Assignments. A Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Participations or Assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

                  With respect to the New York Municipal Fund, income derived from participations or assignments may not be tax-exempt, depending on the structure of the particular securities. To the extent such income is not tax-exempt it will be subject to the New York Municipal Fund's 20% limit on investing in non-municipal securities.

Interest Rate, Index, Mortgage and Currency Swaps; Interest Rate Caps, Floors and Collars


                  Each Fund may enter into interest rate, index and mortgage swaps and interest rate caps, floors and collars for hedging purposes or to seek to increase total return; the Fixed Income and Global Fixed Income Funds may enter into currency swaps for hedging purposes and, in the case of the Global Fixed Income Fund, to seek to enhance total return (speculation) as well. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

                  A Fund will enter into interest rate, index and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable by the Fund under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by the Fund under a currency swap or an interest rate cap, floor or collar are held in a segregated account consisting of cash or liquid securities, the Funds and CSAM believe that swaps do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act") and, accordingly, will not treat them as being subject to each Fund's borrowing restriction.

                  The Fund will not enter into interest rate, index, mortgage or currency swaps, or interest rate cap, floor or collar transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's or, if unrated by such rating organizations, determined to be of comparable quality by CSAM.


Foreign Investments (FIXED INCOME AND GLOBAL FIXED INCOME FUNDS ONLY)


                  Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in United States issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. A Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.


                  Foreign Currency Exchange. Since a Fund may invest in securities denominated in currencies other than the U.S. dollar, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholder by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Transactions" and "Futures Activities" above.

                  Euro Conversion. A single European currency, the euro, was introduced on January 1, 1999 for participating European nations in the Economic and Monetary Union and still potentially presents unique risks and uncertainties for investors in those countries, including (i) the functioning of the payment and operational systems of banks and other financial institutions;
(ii) the creation of suitable clearing and settlement payment schemes for the euro; (iii) the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; and
(iv) whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time. Further, the conversion of the currencies of other Economic Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic Monetary Union could adversely affect the euro. These or other factors may cause market disruptions and could adversely affect the value of foreign securities and currencies held by the Funds.


                  Information. Many of the foreign securities held by a Fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about such securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are not uniform or less rigorous than those applicable to U.S. companies.

                  Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

                  Foreign Markets. Securities of some foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

                  Increased Expenses. The operating expenses of a Fund can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies.

                  Dollar-Denominated Debt Securities of Foreign Issuers. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  The foreign government securities in which a Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

                  Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.

                  Privatizations. Each Fund may invest in privatizations (i.e. foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

                  Brady Bonds. The Fund may invest in so-called "Brady Bonds," which have been issued by Costa Rica, Mexico, Uruguay and Venezuela and which may be issued by other Latin American countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies

(primarily the U.S. dollar) and are actively traded in the over-the-counter ("OTC") secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

                  Depositary Receipts. Assets of a Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe and IDRs, which are sometimes referred to as Global Depositary Receipts, are issued outside the United States. EDRs and IDRs are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed for use in European securities markets and non-U.S. securities markets, respectively.


U.S. Government Securities


                  A Fund may invest in Government Securities. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. A Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.


Government Trust Certificates  (INTERMEDIATE GOVERNMENT FUND ONLY)


                  A Fund may invest in Government Trust Certificates. Each Certificate evidences an undivided fractional interest in a Government Trust (each, a "Trust"). The assets of each Trust consist of a promissory note, payable in U.S. Dollars (the "Loan Note"), representing a loan made by the Trust to the government of Israel (the "Borrower"), backed by a full faith and credit guaranty issued by the United States of America, acting through the Defense Security Assistance Agency of the Department of Defense (the "Guaranty"), of the due and punctual payment of 90% of payments of principal and interest due on the Loan Note and a security interest in collateral, consisting of non-callable securities issued or guaranteed by the United States government, or derivatives thereof, such as trust receipts or other securities evidencing an interest in such United States government securities, sufficient to pay the remaining 10% of all payments of principal and interest due on the Loan Notes. Each Certificate issued by a Trust represents the right to receive a portion of the payments due on the Loan Note held by that Trust. The Certificates are not subject to prepayment or acceleration. Each Guaranty is entitled to the full faith and credit of the United States of America. A certificate-holder's right to receive any payments with respect to the Guaranty will be subject to termination if such holder breaches the terms of its Certificate.

                  Certificates are not considered by the Fund to be Government Securities. The Certificates represent undivided fractional interests in the Loan Notes, but the Certificates are not direct obligations of, and are not guaranteed by, the Borrower. Thus, in the event of a failure to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the Borrower.


Municipal Obligations


                  Under normal circumstances, each Fund may and the Municipal Fund will invest in "Municipal Obligations." Municipal Obligations are debt obligations issued by or on behalf of states (including the State of New York), territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Except for temporary defensive purposes, the New York Municipal Fund will invest its assets in intermediate and long term obligations with interest which is excluded from gross income for federal income tax purposes and which is exempt from New York State and New York City personal income taxes ("New York Municipal Obligations") and intends to invest substantially all of its assets in those obligations. New York Municipal Obligations include obligations issued by or on the behalf of the State of New York, its political subdivisions, agencies and instrumentalities.

                  Municipal Obligations are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

                  The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Consequently, the credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility involved.

                  There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund's investment adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See the Appendix attached hereto for further information concerning the ratings of Moody's and S&P and their significance.

                  Among other instruments, a Fund may purchase short term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short term loans. Such notes are issued with a short term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

                  The yields on Municipal Obligations are dependent upon a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal bond market, size of a particular offering, maturity of the obligation offered and rating of the issue.

                  Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.


Taxable Investments (New York Municipal Fund only)



         Because the Fund's purpose is to provide income exempt from federal income tax and New York State and New York City personal income tax, the Fund generally will invest in taxable obligations only if and when the Fund's investment adviser believes it would be in the best interests of the Fund's investors to do so. Situations in which the Fund may invest up to 20% of its total assets in taxable securities include: (i) pending investment of proceeds of sales of Fund shares or portfolio securities or (ii) when the Fund requires highly liquid securities in order to meet anticipated redemptions. The Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when the Fund's investment adviser determines that it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations generally.



Alternative Minimum Tax Bonds (FIXED INCOME AND NEW YORK MUNICIPAL FUNDS ONLY)


                  A Fund may invest without limit in "Alternative Minimum Tax Bonds," which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by a Fund may be lower than those from other Municipal Obligations acquired by a Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds. At present, the Fixed Income Fund does not intend to purchase Alternative Minimum Tax Bonds.


Securities of Other Investment Companies


                  A Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.


Below Investment Grade Securities (FIXED INCOME AND GLOBAL FIXED INCOME FUNDS
ONLY)


                  A Fund may invest up to 35% of its net assets in fixed income securities rated below investment grade and as low as C by Moody's or D by S&P, and in comparable unrated securities. While the market values of these securities tend to react less to fluctuations in interest rate levels than do those of investment grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. Issuers of such securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.


                  An economic recession could disrupt severely the market for below investment grade securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.


                  A Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Fund anticipates that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

                  Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities by the Fund, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities. The Fixed Income Fund and the Global Fixed Income Fund may invest in securities rated as low as C by Moody's or D by S&P and in unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date.

                  Below investment grade and comparable unrated securities (commonly referred to as "junk bonds") (i) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

                  The market value of securities rated below investment grade is more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of CSAM in evaluating the creditworthiness of an issuer. In this evaluation, CSAM will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Normally, these securities are not intended for short-term investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.


Lending Portfolio Securities


                  A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by a Fund's Board of Directors/Trustees (the "Board"). These loans, if and when made, may not exceed 33-1/3% of the Fund's total assets taken at value (including the loan collateral). The Fund will not lend portfolio securities to CSAM or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

                  By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board of a Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan. The Fund bears a risk of loss in the event that the other party to the loan agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to retrieve and dispose of the loaned securities, including the risk of a possible decline in the value of the loaned securities during the period in which the Fund seeks to assert its rights.


Repurchase Agreements


                  Each Fund may invest up to 20% of its total assets in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.


Reverse Repurchase Agreements and Dollar Rolls


                  A Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

                  A Fund also may enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forego principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.
                  Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.


Zero Coupon Securities


                  A Fund may invest without limit in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representation interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Fund anticipates that it will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so. At present, the U.S. Treasury and certain U.S. agencies issue stripped Government Securities. In addition, in the recent past, a number of banks and brokerage firms have separated the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments.


Government Zero Coupon Securities


                  The Fund may invest in (i) Government Securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped Government Securities and coupons (collectively referred to as "Government zero coupon securities"). The market value of Government zero coupon securities that are considered Government Securities is used for purposes of determining whether at least 65% of the Fund's total assets is invested in Government Securities. However, receipts or certificates which are underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities will not be considered Government Securities for purposes of the 65% test.


Short Sales (FIXED INCOME, GLOBAL FIXED INCOME AND INTERMEDIATE GOVERNMENT FUNDS
ONLY)


                  In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in value to the securities sold short.

                  While a short sale is made by selling a security a Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. Not more than 10% of a Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. A Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

         If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.


Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers


         Investing in securities of companies with continuous operations of less than three years ("unseasoned issuers") may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

         Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.


"Special Situation" Companies  (Fixed Income and Global Fixed Income Funds only)


         "Special situation companies" are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. CSAM believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance, however, that a special situation that exists at the time of an its investment will be consummated under the terms and within the time period contemplated.


Variable Rate and Master Demand Notes (Fixed Income and New York Municipal Funds only)


         Variable rate demand notes ("VRDNs") are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

         Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by a Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.


When-Issued Securities and Delayed-Delivery Transactions


         A Fund may utilize its assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if CSAM deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

         When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


Stand-By Commitment Agreements (Fixed Income and New York Municipal Funds only)


         A Fund may acquire "stand-by commitments" with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified securities at a specified price. The Fund's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Fund may also be referred to as "put" options. A stand-by commitment is not transferable by the Fund, although the Fund can sell the underlying securities to a third party at any time.

         The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. When investing in stand-by commitments, a Fund will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of CSAM, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, CSAM will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.

         The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

         A Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

         A Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund. Stand-by commitments would not affect the average weighted maturity of a Fund's portfolio.

         The Internal Revenue Service ("IRS") has issued a revenue ruling to the effect that a registered investment company will be treated for federal income tax purposes as the owner of the Municipal Obligations acquired subject to a stand-by commitment and the interest on the Municipal Obligations will be tax exempt to a Fund.


REITs (Fixed Income and Global Fixed Income Funds only)


         A fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund investing in a REIT will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

         Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

Warrants (Fixed Income and Global Fixed Income Funds only)

         A Fund may utilize up to 10% of its net assets to purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Neither Fund currently intends to invest in warrants. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant.

         Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Non-Publicly Traded and Illiquid Securities


         A Fund may not invest more than 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, VRDNs and master demand notes providing for settlement upon more than seven days notice by the Fund, and time deposits maturing in more than seven calendar days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

         Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund's limit on the purchase of illiquid securities unless the Fund's Board of Directors/Trustees or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, CSAM may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


         Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds. The Boards have adopted guidelines and delegated to CSAM the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for liquidity determinations.



Borrowing


         A Fund may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund's net assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.



Non-Diversified Status (Global Fixed Income and New York Municipal Funds only)


         The Funds are classified as non-diversified within the meaning of the 1940 Act, which means that they are not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As non-diversified investment companies, the Funds may invest a greater proportion of their assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Funds assume large positions in the securities of a small number of issuers, their return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

         A Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Additional Information Concerning Taxes." To qualify, a Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

                             INVESTMENT RESTRICTIONS


Fixed Income Fund


         The investment limitations numbered 1 through 12 may not be changed without the affirmative vote of the holders of a majority of the Fixed Income Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 13 through 15 may be changed by a vote of the Board at any time.

                  The Fixed Income Fund may not:

                  1. Borrow money except that the Fund may (i) borrow from banks for temporary or emergency purposes, and (ii) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

                  3. Make loans except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities; lend portfolio securities; and enter into repurchase agreements.

                  4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

                  6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box."

                  7. Purchase more than 10% of the voting securities of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities.

                  8. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  9. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

                  10. Issue any senior security except as permitted in these Investment Restrictions.

                  11. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. government securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

                  12. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange or as otherwise permitted under the 1940 Act.

                  13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  14. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days, (b) VRDNs and master demand notes providing for settlement upon more than seven days notice by the Fund and (c) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

                  15. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

Global Fixed Income Fund


         The investment limitations numbered 1 through 10 may not be changed without the affirmative vote of the holders of a majority (as defined above) of the Global Fixed Income Fund's outstanding shares. Investment limitations 11 through 13 may be changed by a vote of the Board at any time.

The Global Fixed Income Fund may not:

                  1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

                  3. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations and assignments and structured securities; lend portfolio securities; and enter into repurchase agreements.

                  4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  5. Purchase or sell real estate or invest in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

                  6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box."

                  7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

                  9. Issue any senior security except as permitted in these Investment Restrictions.

                  10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

                  11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  12. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

                  13. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.


Intermediate Government Fund


         The investment limitations numbered 1 through 12 may not be changed without the affirmative vote of the holders of a majority (as defined above) of the Intermediate Government Fund's outstanding shares. Investment limitations 13 through 15 may be changed by a vote of the Board at any time.

                  The Intermediate Government Fund may not:

                  1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                   2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of Government Securities.

                   3. Make loans except that the Fund may purchase or hold fixed income securities, including loan participations, assignments and structured securities; lend portfolio securities and enter into repurchase agreements.

                   4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                   5. Purchase or sell real estate, real estate investment trust securities or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in securities secured by real estate, mortgages or interests therein.

                   6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box".

                   7. Purchase more than 10% of the voting securities of any one issuer; provided that this limitation shall not apply to investments in Government Securities.

                   8. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                   9. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

                  10. Issue any senior security except as permitted in these Investment Restrictions.

                  11. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

                  12. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange or as permitted under the 1940 Act.

                  13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  14. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

                  15. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.


New York Municipal Fund


                  The investment limitations numbered 1 through 10 may not be changed without the affirmative vote of the holders of a majority (as defined above) of the Municipal Fund's outstanding shares. Investment limitations 11 and 14 may be changed by a vote of the Board at any time.

                  The New York Municipal Fund may not:

                  1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of (a) U.S. government securities, (b) certificates of deposit issued by United States branches of United States banks or (c) Municipal Obligations. For purposes of this restriction, private purpose bonds ultimately payable by companies within the same industry are treated as if they were issued by issuers in the same industry.

                  3. Make loans except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

                  4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  5. Purchase or sell real estate, real estate investment trust securities or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in securities secured by real estate, mortgages or interests therein.

                  6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts.

                  7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

                  9. Issue any senior security except as permitted in these Investment Restrictions.

                  10. Purchase securities of other investment companies except
(a) in connection with a merger, consolidation, acquisition or reorganization or
(b) as permitted under the 1940 Act.

                  11. Invest less than 80% of its assets in securities the interest on which is exempt from federal income tax, except during temporary defensive periods or under unusual market conditions, as determined by the Fund's investment adviser.

                  12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchased securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  13. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days, (b) variable rate and master demand notes providing for settlement upon more than seven days' notice by the Fund and (c) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

                  14. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

                  If a percentage restriction (other than the percentage limitation set forth in each of No. 1 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of a Fund's assets will not constitute a violation of such restriction.

                               PORTFOLIO VALUATION

                  The following is a description of the procedures used by the Fund in valuing its assets.


         Securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. If there are no such quotations, the value of the security will be taken to be the most recent bid quotation on the exchange or market. In determining the market value of portfolio investments, each Fund may employ outside organizations (each, a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of each Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers or, if such dealers, brokers or market makers only provide bid quotations, at the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.


                  Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service as of 12:00 noon (Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

                             PORTFOLIO TRANSACTIONS

         CSAM is responsible for establishing, reviewing and, where necessary, modifying a Fund's investment program to achieve its investment objectives. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. Government Securities are generally purchased from underwriters or dealers, although certain newly issued Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of Government Securities.


         In selecting broker-dealers, CSAM does business exclusively with those broker-dealers that, in CSAM's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, CSAM will pay no more for execution and research services that it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet CSAM's standards may be higher than for execution services alone or for services that fall below CSAM's standards. CSAM believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, CSAM will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services. For the fiscal year ended October 31, 1999, none of the Funds paid any brokerage commissions to brokers and dealers who provided such research and other services. Research received from brokers or dealers is supplemental to CSAM's own research program.


         The following table details amounts paid by each Fund in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal year or period.



                                       Fiscal year ended         Fiscal year ended         Fiscal year ended
                                       October 31, 1997          October 31, 1998         October 31, 1999
Fixed Income Fund                         $29,433                     $ 4,572                     $8,391
Global Fixed Income Fund                  $   900                     $   900                        -0-
Intermediate Government Fund                  -0-                         -0-                        -0-
New York Municipal Fund                       -0-                         -0-                        -0-





         For the fiscal year ended October 31, 1999, the increase in the amounts paid by the Fixed Income Fund in commissions to broker-dealers was due to an increase in (i) purchases and sales of portfolio securities in response to volatility in market prices and (ii) large capital inflows and outflows due to purchases and redemptions, including active trading of the Fund's shares.

         All orders for transactions in securities or options on behalf of a Fund are placed by CSAM with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and affiliates of Credit Suisse Group ("Credit Suisse"). A Fund may utilize CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when CSAM believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.


         Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by CSAM. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which CSAM believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, CSAM may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.


                  In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI or Credit Suisse First Boston ("CS First Boston") or any affiliated person of such companies. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.


                  Transactions for the Fixed Income and Global Fixed Income Funds may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, a Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

                  A Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when CSAM, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

                               PORTFOLIO TURNOVER

                  The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

         Certain practices that may be employed by the Fund could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what CSAM believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, the Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of the Fund may be higher than mutual funds having a similar objective that do not utilize these strategies.

         It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commission, higher dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders.


         For the fiscal year ended October 31, 1999, the increase in the Global Fixed Income Fund's portfolio turnover rate was due to an increase in (i) purchases and sales of portfolio securities in response to volatility in market prices and (ii) large capital inflows and outflows due to purchases and redemptions, including active trading, of the Fund's shares.


              SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL
                                   OBLIGATIONS

         The New York Municipal Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Obligations to meet their financial obligations. Certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. Although several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's in recent years, the most recent actions of S&P and Moody's have been to place the debt obligations of New York State and New York City on CreditWatch with positive implications and to upgrade the debt obligations of New York City, respectively. Strong demand for New York Municipal Obligations has also at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although as of the date of this Prospectus, no issuers of New York Municipal Obligations are in default with respect to the payment of their municipal obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the New York Municipal Fund's portfolio.


         Some of the significant financial considerations relating to the New York Intermediate Municipal Fund's investments in New York Municipal Securities are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Securities that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.


State Economy


         New York is one of the most populous states in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.




         State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

         There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.


State Budget

         The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.



         State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The State's current fiscal year began on April 1, 1999 and ends on March 31, 2000. On March 31, 1999, the State adopted the debt service portion of the State budget for the 1999-2000 fiscal year; four months later, on August 4, 1999, it enacted the remainder of the budget. The Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the current fiscal year, the State enacted appropriations that permitted the State to continue its operations.




         In 1999-2000, General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated at $37.36 billion, an increase of $868 million or 2.38 percent over 1998-99. Projected spending under the 1999-2000 enacted budget is $215 million above the Governor's Executive Budget recommendations, including 30-day amendments. This change is the net result of spending actions that occurred during negotiations on the Budget. The increase in General Fund spending is comprised of $1.1 billion in legislative additions to the Executive Budget (primarily in education), offset by various actions, including re-estimates of required spending based on year-to-date results and the identification of certain other resources that offset spending, such as $250 million from commencing the process of privatizing the Medical Malpractice Insurance Association ("MMIA"), $250 million from the retention of the Debt Reduction Reserve Fund within the General Fund and about $100 million in excess fund balances. The MMIA was established in 1983 to provide excess liability insurance to doctors and medical providers. Legislation enacted with the 1999-2000 budget initiates the process of MMIA privatization and transfers excess fund balances to the State.




         The 1999-2000 enacted budget provides for $831 million in new funding for public schools, the largest year-to-year increase in State history. The budget also enacts several new tax cuts valued at $375 million when fully phased in by 2003-04. None of the

$1.82 billion cash surplus from 1998-99 is assumed to support spending in 1999-2000, but instead is reserved to help offset the costs of previously enacted tax cuts that take effect after 1999-2000.




         The 1999-2000 Financial Plan projects a closing balance of $2.85 billion in the General Fund. The balance is comprised of the $1.82 billion surplus from 1998-99 that has been set aside to finance already-enacted tax cuts, $473 million in the Tax Stabilization Reserve Fund ("TSRF"), $250 million in the Debt Reduction Reserve Fund ("DRRF"), $107 million in the Contingency Reserve Fund ("CRF"), and $200 million in the Community Projects Fund ("CPF"), which finances legislative initiatives. The State expects to close 1999-2000 with cash balances in these funds at their highest level ever.




         Preliminary analysis by the Division of Budget ("DOB") indicates that the State will have a 2000-01 budget gap of approximately $1.9 billion, or about $300 million above the 1999-2000 Executive Budget estimate (after adjusting for the projected costs of collective bargaining). This estimate includes an assumption for the projected costs of new collective bargaining agreements, $500 million in assumed operating efficiencies, as well as the planned application of approximately $615 million of the $1.82 billion tax reduction reserve. The DOB will formally update its projections of receipts and disbursements for future years as part of the Governor's 2000-01 Executive Budget submission. The revised expectations for these years will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 2000-01 Executive Budget recommendations.




         The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and received almost all State taxes and other resources not dedicated to particular purposes. In the State's 1999-2000 fiscal year, the General Fund (exclusive of transfers) is expected to account for approximately 47.1 percent of all Governmental Funds disbursements and 69.3 percent of total State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.




         Total General Fund receipts and transfers in 1999-2000 are now projected to be $39.31 billion, an increase of $2.57 billion from the $36.74 billion recorded in 1998-99. This total includes $35.93 billion in tax receipts, $1.36 billion in miscellaneous receipts, and $2.02 billion in transfers from other funds. The transfer of the $1.82 billion surplus recorded in 1998-99 to the 1999-2000 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing reported 1998-99 figures and inflating 1999-2000 projections.





         Receipts from user taxes and fees are projected to total $7.35 billion, an increase of $105 million from reported collections in the prior year. The sales tax component of this category accounts for virtually all of the 1999-2000 growth. Growth in base sales tax yield, after adjusting for tax law and other changes, is projected at 5.6 percent. Modest increases in motor fuel and auto rental tax receipts over 1998-99 levels are also expected. However, receipts from other user taxes and fees are estimated to decline by $177 million.




         The yield of other excise taxes in this category, particularly the cigarette and alcoholic beverage taxes, show long-term declining trends. General Fund declines in 1999-2000 motor vehicle fee receipts, in contrast, reflect statutory fee reductions and an increased amount of collections earmarked to the Dedicated Highway and Bridge Trust Fund.




         Significant statutory changes in this category during the 1999-2000 legislative session include: delaying until March 1, 2000 the implementation of the exemption from State sales tax of clothing and footwear priced under $110; providing week-long sales tax exemptions in September 1999 and January 2000 for clothing and footwear priced under $500; enactment of a variety of small sales tax exemptions including certain equipment used in providing telecommunications service for sale, property and services used in theatrical productions, computer hardware used to design Internet web sites, and building materials used in farming; a reduction in the beer tax rate; and an expanded exemption from the alcoholic beverage tax for small brewers.





         Following the pattern of the last two fiscal years, education programs receive the largest share of new funding contained in the 1999-2000 Financial Plan. School aid is expected to grow by $831 million or 8.58 percent over 1998-99 levels (on a State fiscal year basis). Outside of education, the largest growth in spending is for State Operations ($207 million, including $100 million reserved for possible collective bargaining costs); Debt Service ($183 million), and mental hygiene programs, including funding for a cost of living increase for care providers ($114 million). These increases were offset, in part, by spending reductions or actions in health and social welfare ($280 million), and in general State charges ($222 million).



         Under the 1999-2000 enacted budget, General Fund spending on school aid is projected at $10.52 billion on a State fiscal year basis, an increase of $831 million from the prior year. The budget provides additional funding for operating aid, building aid, and several other targeted aid programs. It also funds the balance of aid payable for the 1998-99 school year that is due primarily in the first quarter of the 1999-2000 fiscal year. For all other educational programs, disbursements are projected to grow by $78 million to $2.99 billion.



         Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast. In addition, these projections do not include funding for new collective bargaining agreements after the current contracts expire. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.




Debt Limits and Outstanding Debt


         There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

         The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.


         The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.




                  Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. The State assumes that the 2000-01

Financial Plan will achieve $500 million in savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to help bring projected disbursements and receipts into balance. The projections do not assume any gap-closing benefit from the potential settlement of State claims against the tobacco industry.




        Spending from Debt Service Funds are estimated at $3.64 billion in 1999-2000, up $370 million or 11.31 percent from 1998-99. Transportation purposes, including debt service on bonds issued for State and local highway and bridge programs financed through the New York State Thruway Authority and supported by the Dedicated Highway and Bridge Trust Fund, account for $124 million of the year-to-year growth. Debt service for educational purposes, including State and City University programs financed through the Dormitory Authority, will increase by $80 million. The remaining growth is for a variety of programs in mental health and corrections, and for general obligation financings.




         On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds.




         On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations.




         New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.


Litigation



         Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services; (4) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (5) a challenge to the Governor's application of his constitutional line item veto authority; and (6) a challenge to the enactment of the Clean Water/Clean Air Bond Act of 1996.




         Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions were paid in 1998.



         The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the current fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan.


         Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

Authorities

         The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

         Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.


         In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.


New York City and Other Localities

         The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

         In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.


         On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds.



         Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable.




         On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A.


         New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City.

         Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.


         On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and City University of New York ("CUNY") and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The 1998-99 Financial Plan projected General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-1998 level. Recurring growth in the State General Fund tax base was projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or 1997-98, but roughly equivalent to the rate for 1995-96.




         Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.


         The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

         Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance

Authority (the "Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation which is currently on appeal to the Court of Appeals were voided, projected contracts for the City capital projects would exceed the City's debt limit. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.


         The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

         The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's 1998 fiscal year financial plan projected $2.4 billion of seasonal financing, the City expected to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.


         Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.


         Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

                  The 1998-99 budget included $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities received $24.2 million in one-time assistance from a cash flow acceleration of State aid.



                  Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.


                  From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

Year 2000 Compliance


                  In April 1999 the State Comptroller released an audit on the State's Year 2000 compliance. The audit, which reviewed the State's Y2K compliance activities through October 1998, found that the State had made progress in achieving Y2K compliance, but needed to improve its activities in several areas, including data interchanges and contingency planning. The Office for Technology (OFT) will continue to monitor compliance progress for the States mission-critical and high-priority systems and is reporting compliance progress to the Governor's office on a quarterly basis. The 1999-2000 enacted budget allocates $19 million for priority embedded systems and $20 million for unanticipated expenses related to bringing technology into Y2K compliance.


                             MANAGEMENT OF THE FUNDS

Officers and Boards of Directors/Trustees

                  The business and affairs of the Global Fixed Income and Intermediate Government Funds are managed by the Board of Directors in accordance with the laws of the State of Maryland. The business and affairs of the Fixed Income and New York Municipal Funds are managed by a Board of Trustees in accordance with the laws of The Commonwealth of Massachusetts. Each Board elects officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the Board. Under each Fund's Charter, a Board may classify or reclassify any unissued shares of the Funds into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Funds.

                  The names (and ages) of the Funds' Directors/Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below


Richard H. Francis (67)                                     Director/Trustee
40 Grosvenor Road                                           Currently retired; Executive Vice President and Chief
Short Hills, New Jersey 07078                               Financial Officer of Pan Am Corporation and Pan
                                                            American World Airways, Inc. from 1988 to 1991;
                                                            Director of The Infinity Mutual Funds, BISYS Group
                                                            Incorporated; Director/Trustee of other Warburg Pincus
                                                            Funds and other CSAM-advised investment companies.

Jack W. Fritz (72)                                          Director/Trustee
2425 North Fish Creek Road                                  Private investor; Consultant and Director of Fritz
P.O. Box 483                                                Broadcasting, Inc. and Fritz Communications
Wilson, Wyoming 83014                                       (developers and operators of radio stations);
                                                            Director of Advo, Inc. (direct mail advertising);
                                                            Director/Trustee of other Warburg Pincus Funds.

Jeffrey E. Garten (53)                                      Director/Trustee of the New York Municipal Fund only
Box 208200                                                  Dean of Yale School of Management and William S.
New Haven, Connecticut 06520-8200                           Beinecke Professor in the Practice of International
                                                            Trade and Finance; Undersecretary of Commerce for
                                                            International Trade from November 1993 to October 1995;
                                                            Professor at Columbia University from September 1992 to
                                                            November 1993; Director of Aetna, Inc.; Director of
                                                            Calpine Energy Corporation; Director/Trustee of other
                                                            Warburg Pincus Funds.

James S. Pasman, Jr. (69)                                   Director/Trustee
29 The Trillium                                             Currently retired; President and Chief Operating
Pittsburgh, Pennsylvania 15238                              Officer of National InterGroup, Inc. from April 1989
                                                            to March 1991; Chairman of Permian Oil Co. from April
                                                            1989 to March 1991; Director of Education Management
                                                            Corp., Tyco International Ltd.; Trustee, BT Insurance
                                                            Funds Trust; Director/Trustee of other Warburg Pincus
                                                            Funds and other CSAM-advised investment companies.

William W. Priest* (58)                                     Chairman of the Board
153 East 53rd Street                                        Chairman- Management Committee, Chief Executive
New York, New York 10022                                    Officer and Managing Director of CSAM since 1990;
                                                            Director of TIG Holdings, Inc.; Director/Trustee of
                                                            other Warburg Pincus Funds and other CSAM-advised
                                                            investment companies.

Steven N. Rappaport (51)                                    Director/Trustee
40 East 52nd Street                                         President of Loanet, Inc. (on-line accounting
New York, New York 10022                                    service) since 1997; Executive Vice President of
                                                            Loanet, Inc. from 1994 to 1997; Director, President,
                                                            North American Operations, and former Executive Vice
                                                            President from 1992 to 1993 of Worldwide Operations of
                                                            Metallurg Inc.; Executive Vice President, Telerate,
                                                            Inc. from 1987 to 1992; Partner in the law firm of
                                                            Hartman & Craven until 1987; Director/Trustee of other
                                                            Warburg Pincus Funds and other CSAM-advised investment
                                                            companies.


--------
* Indicates a Director/Trustee who is an "interested person" of the Fund as defined in the 1940 Act.

Alexander B. Trowbridge (70)                                Director/Trustee
1317 F Street, N.W., 5th Floor                              President of Trowbridge Partners, Inc. (business
Washington, DC 20004                                        consulting) since January 1990; Director or Trustee
                                                            of New England Mutual Life Insurance Co., ICOS
                                                            Corporation (biopharmaceuticals), IRI International
                                                            (energy services), The Rouse Company (real estate
                                                            development), Harris Corp. (electronics and
                                                            communications equipment), The Gillette Co. (personal
                                                            care products) and Sunoco, Inc. (petroleum refining
                                                            and marketing); Director/Trustee of other Warburg
                                                            Pincus Funds.

Eugene L. Podsiadlo (42)                                    President
466 Lexington Avenue                                        Managing Director of CSAM; Associated with CSAM since
New York, New York 10017-3147                               Credit Suisse acquired the Funds' predecessor adviser
                                                            in July 1999; with the predecessor adviser since 1991;
                                                            Vice President of Citibank, N.A. from 1987 to 1991;
                                                            Officer of CSAMSI and of other investment companies in
                                                            the Warburg Pincus family of funds.

Hal Liebes, Esq. (35)                                       Vice President and Secretary
153 East 53rd Street                                        Managing Director and General Counsel of CSAM;
New York, New York 10022                                    Associated with Lehman Brothers, Inc. from 1996 to
                                                            1997; Associated with CSAM from 1995 to 1996;
                                                            Associated with CS First Boston Investment Management
                                                            from 1994 to 1995; Associated with Division of
                                                            Enforcement, U.S. Securities and Exchange Commission
                                                            from 1991 to 1994; Officer of CSAMSI, other Warburg
                                                            Pincus Funds and other CSAM-advised investment
                                                            companies.

Michael A. Pignataro (40)                                   Treasurer and Chief Financial Officer
153 East 53rd Street                                        Vice President and Director of Fund Administration of
New York, New York 10022                                    CSAM; Associated with CSAM since 1984; Officer of
                                                            other Warburg Pincus Funds and other CSAM-advised
                                                            investment companies.

Stuart J. Cohen, Esq. (31)                                  Assistant Secretary
466 Lexington Avenue                                        Vice President and Legal Counsel of CSAM; Associated
New York, New York 10017-3147                               with CSAM since Credit Suisse acquired the Funds'
                                                            predecessor adviser in July 1999; with the predecessor
                                                            adviser since 1997; Associated with the law firm of
                                                            Gordon Altman Butowsky Weitzen Shalov & Wein from 1995
                                                            to 1997; Officer of other Warburg Pincus Funds.

Rocco A. DelGuercio (36)                                    Assistant Treasurer
153 East 53rd Street                                        Assistant Vice President and Administrative Officer
New York, New York 10022                                    of CSAM; Associated with CSAM since June 1996;
                                                            Assistant Treasurer, Bankers Trust Corp. -- Fund
                                                            Administration from March 1994 to June 1996; Mutual
                                                            Fund Accounting Supervisor, Dreyfus Corporation from
                                                            April 1987 to March 1994; Officer of other Warburg
                                                            Pincus Funds and other CSAM-advised investment
                                                            companies.



                  No employee of CSAM, PFPC Inc., the Funds' co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Funds for acting as an officer or director/trustee of a Fund. Each Director who is not a director, trustee, officer or employee of CSAM, PFPC or any of their affiliates receives the following annual and per-meeting fees:



-----------------------------------------------------------------------------------------------------------------
                                                                                            FEE FOR EACH AUDIT
                                                                  FEE FOR EACH MEETING       COMMITTEE MEETING
FUND                                           ANNUAL FEE               ATTENDED                 ATTENDED
-----------------------------------------------------------------------------------------------------------------
Fixed Income Fund                              $     750                  $250                     $250*
-----------------------------------------------------------------------------------------------------------------
Global Fixed Income Fund                       $     750                  $250                     $250*
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                            FEE FOR EACH AUDIT
                                                                  FEE FOR EACH MEETING       COMMITTEE MEETING
FUND                                           ANNUAL FEE               ATTENDED                 ATTENDED
-----------------------------------------------------------------------------------------------------------------
Intermediate Maturity Government Fund          $     750                  $250                     $250*
-----------------------------------------------------------------------------------------------------------------
New York Intermediate Municipal Fund           $     750                  $250                     $250*
-----------------------------------------------------------------------------------------------------------------



* Alexander B. Trowbridge receives $325 per fund for serving as chairman of the Audit Committee.



                  Each Director is reimbursed for expenses incurred in connection with his attendance at Board meetings.



Directors'/Trustees' Compensation
(for fiscal year ended October 31, 1999)



                                                         Total                             Total
                                       Total         Compensation         Total          Compensation    Total Compensation from
                                    Compensation      from Global      Compensation          from             all Investment
                                    from Fixed       Fixed Income     from New York     Intermediate       Companies in Warburg
Name of Director/Trustee            Income Fund          Fund         Municipal Fund    Maturity Fund      Pincus Fund Complex*
------------------------            -----------          ----         --------------    -------------      --------------------
William W. Priest**                     None             None              None              None                  None
Richard N. Cooper***                   $1,375           $1,375            $1,375            $1,375               $47,500
Thomas A. Melfe***                     $1,625           $    0            $1,625            $    0               $40,750
Richard H. Francis****                 $1,000           $1,000            $1,000            $1,000               $38,250
Jack W. Fritz                          $2,750           $2,750            $2,750            $2,750               $94,250
Jeffrey E. Garten                      $2,750           $2,750            $2,750            $2,750               $94,250
James S. Pasman, Jr.                   $1,000           $1,000            $1,000            $1,000               $38,250
Steven N. Rappaport****                $1,000           $1,000            $1,000            $1,000               $38,250
Alexander B. Trowbridge                $2,825           $2,825            $2,825            $2,825               $97,100



* Each Director/Trustee except Mr. Garten serves as a Director or Trustee of 51 investment companies and portfolios in the Warburg Pincus family of funds. Mr. Garten serves as a Director or Trustee of 33 investment companies and portfolios in the Warburg Pincus family of funds. Mr. Garten resigned as a Director of the Fixed Income, Global Fixed Income and Intermediate Maturity Government Funds effective February 3, 2000.


** Mr. Priest receives compensation as an affiliate of CSAM, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.


*** Messrs. Cooper and Melfe resigned as a Director/Trustee of each Fund effective July 6, 1999.



**** Messrs. Francis, Pasman and Rappaport became Directors/Trustees of the
     Funds effective July 6, 1999.



                  As of January 31, 2000, the Directors and officers of each Fund as a group owned less than 1% of the outstanding shares of each Fund.

Portfolio Managers of the Funds


                  Mr. M. Anthony E. van Daalen, Portfolio Manager of the Intermediate Government Fund and Fixed Income Fund, holds a B.A. in Psychology and Music from Wesleyan University and a M.B.A. in Finance and International Business from New York University's Stern School of Business. Mr. van Daalen has been associated with CSAM since Credit Suisse acquired the Funds' predecessor adviser in July 1999 and joined the predecessor adviser in 1992, specializing in government and high yield bonds. Prior to that Mr. van Daalen was an assistant vice president and fixed income portfolio manager at Citibank's Private Bank from 1985 to 1991. Prior to that Mr. van Daalen was a retail banking manager at The Connecticut Bank and Trust Co. from 1983 to 1985 and an analyst at Goldstein/Krall Market Research from 1982 to 1983. He is a Chartered Financial Analyst, and is fluent in Dutch and French.



                  Ms. Sharon B. Parente, Co-Portfolio Manager of the Municipal Fund, earned a B.S. degree from the University of Virginia. Ms. Parente has been associated with CSAM since Credit Suisse acquired the Funds' predecessor adviser in July 1999 and joined the predecessor adviser in 1992, specializing in municipal bonds and corporate cash. Prior to that Ms. Parente was a vice president at Citibank, N.A. in the Private Banking Group from 1985 to 1992. Prior to that, Ms. Parente was a fixed income portfolio manager at Calvert Group from 1981 to 1985 and a municipal trader's assistant at Prescott, Ball & Turben from 1979 to 1981.



                  Mr. Charles C. Van Vleet, Portfolio Manager of the Global Fixed Income Fund, earned a B.S. in Economics from the University of California, Berkeley. Mr. Van Vleet has been associated with CSAM since Credit Suisse acquired the Funds' predecessor adviser in July 1999 and joined the predecessor adviser in May 1998. Prior to that Mr. Van Vleet managed multi-sector, global and emerging markets fixed income portfolios at Putnam Investment Management from 1994 to 1998. Prior to that Mr. Van Vleet managed global fixed income portfolios at Alliance in London and Brown Brothers Harriman in New York.



                  Mr. Patrick A. Bittner, CFA, Co-Portfolio Manager of the Municipal Fund, earned a B.S. in Economics from the University of Wisconsin (Madison) and an M.S. in Taxation from Temple University. Mr. Bittner has been associated with CSAM since Credit Suisse acquired the Funds' predecessor adviser in July 1999 and joined the predecessor adviser in 1994. Prior to that Mr. Bittner served as an assistant portfolio manager of institutional fixed income portfolios at First Fidelity Bank from 1991 to 1994. He is a Chartered Financial Analyst.


Investment Adviser and Co-Administrators


                  CSAM, located at 153 East 53rd Street, New York, New York 10022, serves as investment adviser to each Fund pursuant to a written agreement (the "Advisory Agreement"). CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.


                  Prior to July 6, 1999, Warburg Pincus Asset Management, Inc. ("Warburg") served as investment adviser to each Fund. On that date, Credit Suisse acquired Warburg and combined Warburg with Credit Suisse's existing U.S.-based asset management business ("Credit Suisse Asset Management"). Consequently, the combined entity, CSAM, became the Funds' investment adviser. Credit Suisse Asset Management, formerly known as BEA Associates, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years.

                  CSAMSI and PFPC both serve as co-administrators to the Funds pursuant to separate written agreements with each Fund (the "CSAMSI Co-Administration Agreement" and the "PFPC Co-Administration Agreement" respectively). CSAMSI became co-administrator to each Fund on November 1, 1999. Prior to that, Counsellors Funds Service, Inc. ("Counsellors Service") served as co-administrator to the Funds. For the services provided by CSAM under the Advisory Agreements, Fixed Income Fund, Global Fixed Income Fund, Intermediate Government Fund and New York Intermediate Municipal Fund each pay CSAM a fee calculated at an annual rate of .50%, 1.00%, .50% and .40%, respectively, of the Fund's average daily net assets. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, each Fund pays CSAMSI a fee calculated at an annual rate of .10% of the Fund's average daily net assets. For the services provided by PFPC under the PFPC Co-Administration Agreement, each Fund pays PFPC a fee calculated at an annual rate of .05% of the Fund's average daily net assets, exclusive of out-of-pocket expense. Each class of shares of the Fund bears its proportionate share of fees payable to CSAM, CSAMSI and PFPC in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. These fees are calculated at an annual rate based on a percentage of a Portfolio's average daily net assets.


Advisory Fees paid to CSAM or to CSAM's predecessor, Warburg

(portions of fees waived, if any, are noted in parenthesis next to the amount earned)


                                    Fiscal year ended               Fiscal Year ended             Fiscal year ended
                                     October 31, 1997               October 31, 1998               October 31, 1999
                                     ----------------               ----------------               ----------------
Fixed Income Fund              $  973,381       ($151,599)     $1,799,237       ($138,880)    $ 2,066,252       ($177,049)
Global Fixed Income Fund       $1,783,032       ($707,931)     $1,811,063       ($821,020)    $ 1,483,284       ($841,078)
Intermediate Government Fund   $  234,862       ($133,433)     $  274,007       ($165,038)    $   340,960       ($185,777)
New York Municipal Fund        $  332,574        ($65,877)     $  386,531        ($67,141)    $   397,528       ($ 97,206)

Co-Administration Fees paid to PFPC
(portions of fees waived, if any, are noted in parenthesis next to the amount earned)


                                     Fiscal year ended           Fiscal year ended            Fiscal year ended
                                     October 31, 1997             October 31, 1998            October 31, 1999
                                     ----------------             ----------------            ----------------
Fixed Income Fund                    $97,338                     $189,784                    $217,257
Global Fixed Income Fund             $89,151                     $ 97,076                    $ 78,375
Intermediate Government Fund         $23,486     ($22,971)       $ 30,565    ($21,456)       $ 38,550      ($2,440)
New York Municipal Fund              $41,572                     $ 58,524                    $ 61,454



Co-Administration Fees paid to Counsellors Service (the Funds' predecessor co-administrator)


                                     Fiscal year ended           Fiscal year ended            Fiscal year ended
                                     October 31, 1997             October 31, 1998            October 31, 1999
                                     ----------------             ----------------            ----------------
Fixed Income Fund                        $194,676                     $359,847                    $413,250
Global Fixed Income Fund                 $178,303                     $181,107                    $148,328
Intermediate Government Fund             $ 46,972                     $ 54,802                    $ 68,192
New York Municipal Fund                  $ 83,144                     $ 96,633                    $ 99,382


Custodian and Transfer Agent

                  PFPC Trust Company ("PFPC Trust") and State Street Bank and Trust Company serve as custodians of each Funds' U.S. and non-U.S. assets, respectively, pursuant to separate custodian agreements (the "Custodian Agreements"). Under the Custodian Agreements, PFPC Trust and State Street each
(i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions for the account of the Fund's portfolio securities held by it and (v) makes periodic reports to the Board concerning the Fund's custodial arrangements. PFPC Trust may delegate its duties under its Custodian Agreement with the Fund to a wholly owned direct or indirect subsidiary of PFPC Trust or PNC Bank Corp. upon notice to the Fund and upon the satisfaction of certain other conditions. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Fund and PFPC Trust is authorized to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Funds. PFPC Trust has entered into a sub-custodian agreement with PNC Bank, National Association ("PNC"), pursuant to which PNC provides asset safekeeping and securities clearing services. PFPC Trust and PNC are indirect, wholly owned subsidiaries of PNC Bank Corp. and their principal business address is

8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.


                  State Street serves as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to separate Transfer Agency and Service Agreements, under which State Street (i) issues and redeems shares of a Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Fund's Board concerning the transfer agent's operations with respect to the Fund. State Street has delegated to Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.

Organization of the Funds

                  The Funds are open-end management investment companies. The Fixed Income and New York Municipal Funds were organized in 1987 and 1986, respectively, under the laws of The Commonwealth of Massachusetts and each is a business entity commonly known as a "Massachusetts business trust." The Global Fixed Income and Intermediate Government Funds were incorporated in 1990 and 1988, respectively, under the laws of the State of Maryland and each is an entity commonly known as a "Maryland corporation." Each of the Funds is "diversified" within the meaning of the 1940 Act, other than the Global Fixed Income and New York Municipal Funds, which are "non-diversified." Each Fund other than the New York Municipal Fund offers two classes of shares, Common Shares and Advisor Shares. Unless otherwise indicated, references to a "Fund" apply to each class of shares of that Fund.

                  The Fixed Income Fund's and New York Municipal Fund's Agreement and Declaration of Trust (the "Trust Agreements") and the Global Fixed Income Fund's and Intermediate Government Fund's charter authorizes the Board of each Fund to issue full and fractional shares of common stock, $.001 par value per share ("Common Stock"), of which one billion shares are designated Common Shares and two billion shares are designated Advisor Shares.

                  Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fixed Income and New York Municipal Funds. However, the Trust Agreements disclaim shareholder liability for acts or obligations of a Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreements provide for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that CSAM believes is remote and immaterial. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

                  All shareholders of a Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors/Trustees can elect all Directors/Trustees of a Fund. Shares are transferable but have no preemptive, conversion or subscription rights.

                  Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.

                  The Fixed Income Fund and the New York Municipal Fund were organized under the laws of The Commonwealth of Massachusetts as Massachusetts business trusts in 1987 and 1986, respectively. In 1992, these Funds changed their names from "Counsellors Fixed Income Fund" and "Counsellors New York Municipal Bond Fund" to "Warburg, Pincus Fixed Income Fund" and "Warburg, Pincus New York Municipal Bond Fund," respectively. On February 28, 1995, the New York Municipal Fund changed its name to "Warburg, Pincus New York Intermediate Municipal Fund." The Global Fixed Income Fund and the Intermediate Government Fund were incorporated under the laws of the State of Maryland in 1990 and 1988, respectively, under the names "Counsellors Global Fixed Income Fund, Inc." and "Counsellors Intermediate Maturity Government Fund, Inc.," respectively. On October 27, 1995 and February 16, 1996, the Funds amended their respective charters to change their names to "Warburg, Pincus Global Fixed Income Fund, Inc." and "Warburg, Pincus Intermediate Maturity Government Fund, Inc."

Distribution and Shareholder Servicing

                  Provident Distributors, Inc. ("PDI") serves as distributor of the Funds' shares. PDI offers each Fund's shares on a continuous basis. No compensation is payable by the Funds to PDI for distribution services, however, pursuant to a separate agreement with CSAM, PDI is compensated for the services provided to the Funds. PDI's principal business address is Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428-2961.

                  The Funds have entered into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. Agreements will be governed by a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Distribution Plan and the purposes for which such expenditures were made. Payments may be made to Institutions directly by a Fund or by CSAMSI on behalf of the Fund. The Distribution Plan was adopted on November 1, 1999. Prior to that date, a substantially similar plan was in place with respect to the Advisor Shares (the "Prior Advisor Shares Distribution Plan"). For the fiscal year ended October 31, 1999, the Fixed Income, Global Fixed Income and Intermediate Government Funds paid $9,445, $12,388 and $36 respectively, in 12b-1 fees pursuant to the Prior Advisor Shares Distribution Plan, all of which were paid to Institutions.


                  An Institution with which a Fund has entered into an Agreement may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under each Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from the Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

                  Each Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Funds.

                  For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to .40% of the average annual value of accounts with the Funds maintained by such Service Organizations. Service Organizations may also be reimbursed for marketing costs. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. The Funds may reimburse part of the Service Fee at rates they would normally pay to the transfer agent for providing the services.

                  Advisor shares. Certain Institutions may receive additional fees from CSAMSI, CSAM or their affiliates for providing supplemental services in connection with investments in a fund. Institutions may also be reimbursed for marketing and other costs. Additional fees may be up to 0.10% per year of the value of fund accounts maintained by the firm. Fees payable to any particular Institution are determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Institution. To the extent that CSAMSI, CSAM or their affiliates provide additional compensation or reimbursements for marketing expenses, such payments would not represent an additional expense to the fund or its shareholders.

                  General. The Distribution Plans will continue in effect for so long as their continuance is specifically approved at least annually by the Board, including a majority of the Directors/Trustees who are not interested persons of a Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan ("Independent Directors/Trustees"). Any material amendment of the Distribution Plan would require the approval of the Board in the same manner. The Distribution Plans may not be amended to increase materially the amount to be spent under it without shareholder approval of the Advisor Shares. The Distribution Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors/Trustees or by a vote of a majority of the outstanding voting securities of the Advisor Shares of a Fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  The offering price of a Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund.

                  Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Funds may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)


                  If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.


                  Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of a Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund.

                               EXCHANGE PRIVILEGE

                  An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. A Common Shareholder may exchange Common Shares of a Fund for Common Shares of another Fund or for Common Shares of another Warburg Pincus Fund at their respective net asset values. An Advisor Shareholder may exchange Advisor Shares of a Fund for Advisor Shares of another Warburg Pincus fund at their respective net asset values. If an exchange request is received by Warburg Pincus Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. The Fund may refuse exchange purchases at any time without prior notice.

                  The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Warburg Pincus Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Fund, an investor should contact Warburg Pincus Funds at 800-927-2874.

                  The Funds reserve the right to refuse exchange purchases by any person or group if, in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES


                  The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in each Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, and existing judicial and administrative interpretations thereof, both of which are subject to change.


The Funds and Their Investments


                  Each Fund intends to continue to qualify as a regulated investment company under the Code during each of its taxable years. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, Government Securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than Government Securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.



                  As a regulated investment company, each Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and on its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed to its shareholders, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.



                  Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, including the income (if any) imputed with respect to investments in zero coupon securities. The Board of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any such excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, a Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their tax liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in their income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.



              The Code imposes a 4% nondeductible excise tax on a Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gains retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.


                  With regard to each Fund's investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.


                  If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits (including amounts derived from interest on tax-exempt obligations), would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


Special Tax Matters Regarding the Fixed Income Fund, Global Fixed Income Fund and Intermediate Government Fund


                  Each Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each Fund to mark to market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales against the box or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.


Special Tax Matters Regarding the Intermediate Government Fund


                  Interest income on most types of Government Securities is generally exempt from state and local personal income taxes if the owner of such Government Securities is an individual. Furthermore, some states, if certain requirements are satisfied, permit individual investors to treat the portion of their regulated investment company dividends that is attributable to interest income on these Government Securities as tax-exempt income for state or local income tax purposes. Other states treat all of these dividends as subject to state and local personal income taxation. Investors in the Fund should consult their own tax advisers to assess the consequences of investing in the Fund under state and local laws generally and to determine whether dividends paid by the Fund that represent interest derived from Government Securities are exempt from any applicable state or local taxes.

Special Tax Considerations Regarding the New York Municipal Fund


                  Because the New York Municipal Fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for federal income tax purposes or for New York State and New York City personal income tax purposes. If a shareholder receives an exempt-interest dividend with respect to any share of the Fund and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share, to the extent of such exempt-interest dividend, shall be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt interest dividend paid by the Fund which represents income from certain "private activity bonds" may not retain its tax-exempt status for federal income tax purposes in the hands of a shareholder who is a "substantial user" (or person related thereto) of a facility financed by such bonds (although similar rules generally do not apply for purposes of New York State and New York City personal income taxes).



                  Under the Code, interest on "specified private activity bonds" issued after August 7, 1986, although otherwise exempt from federal income tax, is treated as an item of tax preference for purposes of the alternative minimum tax on individuals and corporations. If the New York Municipal Fund invests in such specified private activity bonds, it will report a portion of the exempt-interest dividends paid to its shareholders as interest on specified private activity bonds, and hence as a tax preference item. Exempt interest dividends are included in the adjusted current earnings of a corporation for purposes of the corporate alternative minimum tax. The amount of the alternative minimum tax imposed by the Code is the excess, if any, of the taxpayer's "tentative minimum tax" over the taxpayer's regular tax liability for the taxable year. The "tentative minimum tax" is equal to (i) 26% of the first $175,000, and 28% of any amount over $175,000 (for corporations, 20% of the whole) of the taxpayer's alternative minimum taxable income (defined as regular taxable income modified by certain adjustments and increased by the taxpayer's "items of tax preference," including in the case of a corporation the adjustment for adjusted current earnings and the tax preference for tax-exempt interest on specified private activity bonds described above) for the taxable year in excess of the exemption amount, less (ii) the alternative minimum tax foreign tax credit for the taxable year. The exemption amount is $40,000 for corporations, $45,000 for those filing joint returns, lesser amounts for others, and is phased out over certain income levels. Prospective investors should consult their own tax advisers with respect to the possible application of the alternative minimum tax to their tax situations.

                  In addition, the receipt of New York Municipal Fund dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are (i) substantial users with respect to a facility or related to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, any applicable state alternative minimum tax, the federal branch profits tax, or the federal excess net passive income tax.

                  While the New York Municipal Fund does not expect to realize a significant amount of net capital gains, any such gains realized will be distributed annually as described in the Fund's Prospectus. Such distributions ("capital gain dividends"), if any, will be taxable to the shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares, and will be designated as capital gain dividends in a written notice mailed by the Fund to the shareholders after the close of the Fund's taxable year. If a shareholder receives a capital gain dividend with respect to any share and if such share is held by the shareholder for six months or less, then any loss (to the extent not disallowed pursuant to the other six month rule described above) on the sale or exchange of such share, to the extent of the capital gain dividend, shall be treated as a long-term capital loss.



                  Capital gain distributions by the New York Municipal Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time reflects the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.


                  If, for any full fiscal year, the New York Municipal Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions may be treated as a taxable dividend or as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income.


                  Dividends paid by the New York Municipal Fund from tax-exempt interest are designated as tax-exempt in the same percentage of the day's dividend as the actual tax-exempt income earned by the Fund on that day. Thus, the percentage of the dividend designated as tax-exempt may vary from day to day. Similarly, dividends paid by the Fund from interest on New York State Municipal Obligations will be designated as exempt from New York State and New York City personal income taxation in the same percentage of the day's dividend as the actual interest on New York's Municipal Obligations earned by the Fund on that day.


                  It should be noted that the portion of any New York Municipal Fund dividends constituting New York exempt-interest dividends is excludable from income for New York State and New York City personal income tax purposes only. Any dividends paid to the Fund's shareholders subject to state or city franchise or corporate income tax therefore may be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends is exempt from state or city personal income tax.

                  Potential shareholders in the New York Municipal Fund, including, in particular, corporate shareholders which may be subject to either New York franchise tax or New York corporate income tax, should consult their tax advisers with respect to (i) the application of corporate and franchise taxes to the receipt of Fund dividends and as to their own state tax situation in general, and (ii) the application of other state and local taxes to the receipt of the Fund's dividends and distributions.


                  Although the New York Municipal Fund expects to be relieved of all or substantially all federal, New York State and New York City income or franchise taxes, depending upon the extent of its activities in other states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, that portion of the Fund's income which is treated as earned in any such other state or locality could be subject to state and local tax. Any such taxes paid by the Fund would reduce the amount of income and gains available for distribution to shareholders.


Passive Foreign Investment Companies (Fixed Income and Global Fixed Income Funds only)


                  If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.



                  Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, a Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. Each Fund will make the appropriate tax elections if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Dividends and Distributions


                  Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by a Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the
Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.



                  Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.


                  If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares

                  Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six-month period.


Foreign Taxes


                  Dividends and interest received by a Fund with respect to its foreign investments may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If either of the Fixed Income Fund or the Global Fixed Income Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the respective Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, that Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fixed Income Fund or the Global Fixed Income Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. As a result, shareholders of the Fund would be required to include their pro rata portions of such foreign taxes in computing their taxable incomes and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, each Fund will report to its shareholders the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.


Backup Withholding

                  A Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends and distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

Notices

                  Shareholders will be notified annually by a Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Funds and Their Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by a Fund to its shareholders during the preceding taxable year.

Other Taxation

                  Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

 THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING
            A FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO
               CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE
                    PARTICULAR TAX CONSEQUENCES TO THEM OF AN
                             INVESTMENT IN THE FUND.

                          DETERMINATION OF PERFORMANCE

                  From time to time, a Fund may quote the total return of its Common Shares and/or Advisor Shares in advertisements or in reports and other communications to shareholders. The net asset value of Common Shares is listed in The Wall Street Journal each business day under the heading "Warburg Pincus Funds." Current total return figures may be obtained by calling Warburg Pincus Funds at 800-927-2874.


                  With respect to a Funds' Common and Advisor Shares, the Fund's average annual total returns for the period ended October 31, 1999 were as follows (performance figures calculated without the waiver of fees, if any, are noted in parenthesis):


Performance (Common Shares)
(performance figures calculated without the waiver of fees by a Fund's service provider(s), if any, are noted in parenthesis)


                                                                                                              Period from the
                                                                                                               commencement
                                      One-Year                  Five-Year                 Ten-Year            of operations
                                      --------                  ---------                 --------            -------------
Fixed Income Fund               0.92%     (0.89%)          7.24%       (7.14%)        7.35%       (7.21%)    7.50%     (7.35%)
(commenced operations on
August 17, 1987)
Global Fixed Income Fund
(commenced operations on        2.18%     (1.54%)          6.75%       (6.17%)         N/A          N/A      7.26%     (6.16%)
November 1, 1990)
Intermediate Government Fund
(commenced operations on       -0.05%    (-0.32%)          6.62%       (6.21%)        7.06%       (6.68%)    7.51%     (6.91%)
August 22, 1988)
New York Municipal Fund
(commenced operations on       -0.26%    (-0.36%)          4.96%       (4.82%)        5.83%       (5.53%)    5.49%     (5.00%)
April 1, 1987)

Performance (Advisor Shares)
(performance figures calculated without the waiver of fees by a Fund's service provider(s), if any, are noted in parenthesis)


                                                                                          Period from the
                                                                                          commencement of
                                                       One-Year                             operations
                                                       --------                             ----------
Fixed Income Fund                                  0.67%     (0.64%)                   6.07%           (5.99%)
(Advisor Class commenced operations on
July 3, 1996)
Global Fixed Income Fund                           1.41%     (-8.15%)                  4.02%           (0.79%)
(Advisor Class commenced operations on
August 12, 1996)
Intermediate Government Fund                      -0.39%     (-0.67%)                  4.74%           (3.82%)
(Advisor Class commenced operations on
August 15, 1997)


                  These total return figures show the average percentage change in value of an investment in the Common Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of Common Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Common Shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

                  These figures are calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)(n) = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period. Investor should note that the performance may not be representative of the Fund's total return over longer market cycles.

                  When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that each Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. Each Fund may also advertise aggregate total return figures of its Common Shares for various periods, representing the cumulative change in value of an investment in the Common Shares of the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

                  A Fund may advertise, from time to time, comparisons of the performance of its Common Shares and/or Advisor Shares with that of one or more other mutual funds with similar investment objectives. The Fund may advertise average annual calendar year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Fund's total return in longer market cycles.

                  Yield is calculated by annualizing the net investment income generated by a Fund over a specified thirty-day period according to the following formula:

                           YIELD = 2[(   a-b     +1)(6)-1]
                                         cd

For purposes of this formula: "a" is dividends and interest earned during the period; "b" is expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.


                                                         Common Shares                       Advisor Shares
                                                         -------------                       --------------
Fund                                            With Waiver     Without Waiver       With Waiver    Without Waiver
----                                            -----------     --------------       -----------    --------------
Fixed Income Fund                                    6.20%             6.07%              6.02%            5.89%
Global Fixed Income Fund                             5.79%             5.22%              5.28%            4.72%
Intermediate Government Fund                         5.79%             5.58%              5.53%            5.34%
New York Municipal Fund                              4.10%             3.82%               N/A              N/A



                  Tax equivalent yield is calculated over a specified thirty-day period by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate (the aggregate of the maximum federal, state and local income tax rates) and adding the product to that portion, if any, of the yield of the Municipal Fund that is not tax-exempt. The New York Municipal Fund's tax-equivalent yield for the thirty-day period ending October 31, 1999 was 7.65%.


                  The performance of a class of a Fund shares will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses allocable to it. As described above, total return and yield are based on historical earnings and are not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, the Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's performance figures and such fees, if charged, will reduce the actual return received by customers on their investments.

                  In addition, reference may be made in advertising a class of Fund shares to opinions of Wall Street economists and analysts regarding economic cycles and their effects historically on the performance of small companies, both as a class and relative to other investments. A Fund may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.

                  Each Fund may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds; (ii) in the case of the Fixed Income Fund, with the Lehman Intermediate Government/Corporate Bond Index (an unmanaged index of government and corporate bonds calculated by Lehman Brothers); in the case of the Global Fixed Income Fund, with the Salomon Brothers World Government Bond Index (a hedged, market-capitalization weighted index designed to track major government debt markets), Lehman Brothers Aggregate Index and the Lipper World Income Average (an average of funds that invest primarily in non-U.S. dollar and U.S. dollar debt instruments); in the case of the Intermediate Government Fund, with the Lehman Intermediate Government Bond Index (an unmanaged index of government bonds calculated by Lehman Brothers); and in the case of the New York Municipal Fund, with the Lehman 5-Year Municipal Bond Index and the Lipper New York Intermediate Municipal Debt Funds Average (an unmanaged index of 61 Intermediate Municipal Debt Funds calculated by Lipper Analytical Services); or (iii) other appropriate indexes of investment securities or with data developed by CSAM derived from such indexes. A Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Fund may from time to time compare the expense ratio of its Common Shares to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

                  In reports or other communications to investors or in advertising, each Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, a Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics;

and comparison and analysis of the Fund with respect to relevant market industry benchmarks. Each Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

                  PricewaterhouseCoopers LLP ("PwC"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Funds. The financial statements for the fiscal year ended October 31, 1999 that are incorporated by reference in this Statement of Additional Information have been audited by PwC, whose report thereon appears elsewhere herein and have been incorporated by reference herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

                  Willkie Farr & Gallagher serves as counsel for the Funds and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS

                   The Funds are not sponsored, endorsed, sold or promoted by Warburg, Pincus & Co. Warburg, Pincus & Co. makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. Warburg, Pincus & Co. licenses certain trademarks and trade names of Warburg, Pincus & Co., and is not responsible for and has not participated in the calculation of the Funds' net asset value, nor is Warburg, Pincus & Co. a distributor of the Funds. Warburg, Pincus & Co. has no obligation or liability in connection with the administration, marketing or trading of the Funds.


                  As of January 31, 2000, the name, address and percentage of ownership of each person that owns of record 5% or more of each Fund's outstanding shares were as follows:



FIXED INCOME FUND                                              Common Shares                    Advisor Shares
                                                               -------------                    --------------
Charles Schwab & Co., Inc.*                                        34.55%

Special Custody Account for the Exclusive Benefit of Customers
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

HSBC Bank USA*                                                                                       9.68%

FBO Alliance Automation
Systems Daily A/C # 14-504970
P.O. Box 1329
Buffalo, NY  14240-1329

HSBC Bank USA*                                                                                      38.50%


FBO Attransco Retirement
P.O. Box 1329
Buffalo, NY  14240-1329

IN Trust*                                                                                           50.76%
c/o Team Horizon
3435 Stelzer Road, Ste. 1000
Columbus, OH  43219-6004

Salomon Smith Barney Inc.*                                          8.78%
Book Entry Account
Attn.:  Matt Maestri
333 West 34 Street
7th Floor Mutual Funds Dept.
New York, NY  10001-2483

Nat'l Financial Svcs. Corp.*                                        6.48%
FBO Customers
Church St. Station
P.O. Box 3908
New York, NY  10008-3908



GLOBAL FIXED INCOME FUND                                       Common Shares                    Advisor Shares
                                                               -------------                    --------------
Charles Schwab & Co., Inc.*                                        30.58%
Special Custody Account for the Exclusive Benefit
of Customers
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

IBJ Funds Distributor Inc.*                                                                        99.22%

Attn: Georgette Horton
90 Park Avenue, Fl. 10
New York, NY  10016-1301

Nat'l Financial Svcs. Corp.*                                       12.41%
FBO Customers
P.O. Box 3908
Church Street Station
New York, NY  10008-3908

Prudential Securities Inc.*                                         6.98%
For Exclusive Benefit of Customer PC
1 New York Plaza
New York, NY  10004-1902

Salomon Smith Barney Inc.*                                         21.61%
Book Entry Account
Attn.:  Matt Maestri
333 West 34 Street
7th Floor Mutual Funds Dept.
New York, NY  10001-2483



INTERMEDIATE GOVERNMENT FUND                                   Common Shares                    Advisor Shares
                                                               -------------                    --------------
Charles Schwab & Co., Inc.*                                         29.73%
Special Custody Account for the Exclusive Benefit
of Customers
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

Albert J. Lagerman                                                                                 99.71%
Gene W. Reisinger TTEES
Family Practice Center PC
401k Trust
307 E. Chestnut Street
Mifflinburg, PA  17844-9678

Nat'l Financial Svcs. Corp.*                                         9.77%
FBO Customers
P.O. Box 3908
Church Street Station
New York, NY  10008-3908



NEW YORK MUNICIPAL FUND                                         Common Shares
                                                                -------------
Christopher W. Brody                                                6.07%
30 East 71st Street
New York, NY  10021-4956

Charles Schwab & Co., Inc.*                                        19.82%
Special Custody Account for the Exclusive Benefit
of Customers
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122


* The Funds believe that these entities are not the beneficial owner of shares held of record by them.

                              FINANCIAL STATEMENTS

                  Each Fund's audited annual report, dated October 31, 1999, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the relevant Fund included therein. Each Fund will furnish without charge a copy of the annual reports upon request by calling Warburg Pincus Funds at 800-927-2874.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

                  Commercial paper rated A-1 by Standard & Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

                  The following summarizes the ratings used by S&P for corporate bonds:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the ratings used by Moody's for corporate bonds:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Note Ratings

                  The following summarizes the two highest ratings used by S&P for short-term notes:

                  SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

                  SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

                  The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

                  MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                  MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings

                  The following summarizes the ratings used by S&P for Municipal
Obligations:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the highest four municipal ratings used by Moody's:

                  Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds which are rated as are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  NOTE: Those bonds in the Aa, A, Baa, BA and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     PART C
                                OTHER INFORMATION

Item 23.              Exhibits
--------              --------

Exhibit No.                      Description of Exhibit
-----------                      ----------------------

   a(1)                           Articles of Incorporation.(1)

   (2)                            Articles Supplementary.(2)

   b(1)                           Amended and Restated By-Laws.(1)

   (2)                            Amendment to By-Laws.(3)

   c                              Form of Stock Certificates.(4)


   d                              Investment Advisory Agreement.(5)



   e                              Distribution Agreement with Provident
                                  Distributors, Inc. ("PDI")(6)

   f                              Not applicable.


(1) Incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission in January 16, 1996.


(2) Incorporated by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A, filed on February 11, 1997.


(3) Incorporated by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, filed on February 17, 1998.


(4) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 2 to the Registration Statement of Warburg, Pincus Post-Venture Capital Fund, Inc. filed on September 25, 1995 (Securities Act File No. 33-61225).




(5) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in the Registration Statement on Form N-14 of Warburg, Pincus Global Post-Venture Capital Fund, Inc. filed November 4, 1999 (Securities Act File No. 333-90341).


(6) Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of Warburg, Pincus Balanced Fund, Inc. filed on February 24, 2000 (Securities Act file No. 333-00533).

Exhibit No.                      Description of Exhibit
-----------                      ----------------------


   g(1)                           Form of Custodian Services Agreement with PFPC
                                  Trust Company.(7)



   (2) Form of Sub-Custodian Services Agreement with PFPC Trust Company and PNC Bank, National Association. (7)



h(1)                              Form of Transfer Agency Agreement with State
                                  Street Bank & Trust Company.(8)



   (2) Co-Administration Agreement with Credit Suisse Asset Management Securities,Inc.(9)


   (3)                            Form of Co-Administration Agreement with PFPC
                                  Inc.(8)

   (4)                            Forms of Services Agreements.(10)

   i                              Opinion and Consent of Willkie Farr &
                                  Gallagher, counsel to the Fund.


   j(1)                           Consent of PricewaterhouseCoopers, LLP
                                  Independent Accountants.



   (2)                            Powers of Attorney.(9)


  k                               Not applicable.



   l                              Form of Purchase Agreement.(11)




(7) Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Warburg, Pincus Trust filed on April 16, 1999 (Securities Act File No. 33-58125).

(8) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Trust filed on June 14, 1995 (Securities Act File No. 33-58125).

(9) Incorporated by reference to the Registration Statement on Form N-14 of Warburg, Pincus Global Post-Venture Capital Fund, Inc., filed November 4, 1999 (Securities Act File No. 333-90341).

(10) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Japan Growth Fund, Inc. filed on December 18, 1995 (Securities Act File No. 33-63653).

Exhibit No.                       Description of Exhibit
-----------                       ----------------------

   m(1)                           Shareholder Servicing and Distribution Plan.
                                  (9)



   (2)                            Distribution Plan. (9)




   n                              Not applicable.



  o                               Form of Rule 18f-3 Plan. (9)




Item 24. Persons Controlled by or Under Common Control with Registrant



         From time to time, Credit Suisse Asset Management, LLC ("CSAM, LLC") may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund's shares on behalf of discretionary advisory clients. CSAM, LLC has three wholly-owned subsidiaries: Warburg Pincus Asset Management International, Inc., a Delaware corporation; Warburg Pincus Asset Management (Japan), Inc., a Japanese corporation and Warburg Pincus Asset Management (Dublin) Limited, an Irish corporation.


Item 25. Indemnification


         Registrant and officers and directors or trustees of CSAM, LLC, Credit Suisse Asset Management Securities, Inc. ("CSAM Securities") and Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A, filed on February 11, 1997.



Item 26. Business and Other Connections of Investment Adviser



      CSAM, LLC acts as investment adviser to Registrant. CSAM, LLC renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and directors of CSAM, LLC, together with information as to their other business, profession, vocation or employment of a substantial nature during


(11) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post- Effective Amendment No. 10 to the Registration Statement on Form N-1A of Warburg, Pincus International Equity Fund, Inc. filed on September 22, 1995 (Securities Act File No. 33-27031).

the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by CSAM, LLC (SEC File No. 801-37170).


Item 27. Principal Underwriter


         (a) PDI acts as distributor for Registrant, as well as for Warburg Pincus Balanced Fund; Warburg Pincus Capital Appreciation Fund; Warburg Pincus Cash Reserve Fund; Warburg Pincus Central & Eastern Europe Fund; Warburg Pincus Emerging Growth Fund; Warburg Pincus Emerging Markets Fund; Warburg Pincus European Equity Fund; Warburg Pincus Fixed Income Fund; Warburg Pincus Focus Fund; Warburg Pincus Global Fixed Income Fund; Warburg Pincus Global Health Sciences Fund; Warburg Pincus Global Post-Venture Capital Fund; Warburg Pincus Global Telecommunications Fund; Warburg Pincus High Yield Fund; Warburg Pincus Institutional Fund; Warburg Pincus International Equity Fund; Warburg Pincus International Growth Fund; Warburg Pincus International Small Company Fund; Warburg Pincus Japan Growth Fund; Warburg Pincus Japan Small Company Fund; Warburg Pincus Long-Short Equity Fund; Warburg Pincus Long-Short Market Neutral Fund; Warburg Pincus Major Foreign Markets Fund; Warburg Pincus Municipal Bond Fund; Warburg Pincus New York Intermediate Municipal Fund; Warburg Pincus New York Tax Exempt Fund; Warburg Pincus Small Company Growth Fund; Warburg Pincus Small Company Value Fund; Warburg Pincus Strategic Global Fixed Income Fund; Warburg Pincus Trust; Warburg Pincus Trust II; Warburg Pincus U.S. Core Equity Fund; Warburg Pincus U.S. Core Fixed Income Fund; Warburg Pincus Value Fund; Warburg Pincus WorldPerks Money Market Fund and Warburg Pincus WorldPerks Tax Free Money Market Fund.



         PDI also acts as principal underwriter for the following investment companies: International Dollar Reserve Fund I, Ltd.; Provident Institutional Funds Trust; Pacific Innovations Trust; Columbia Common Stock Fund, Inc.; Columbia Growth Fund, Inc.; Columbia International Stock Fund, Inc.; Columbia Special Fund, Inc.; Columbia Small Cap Fund, Inc.; Columbia Real Estate Equity Fund, Inc.; Columbia Balanced Fund, Inc.; Columbia Daily Income Company; Columbia U.S. Government Securities Fund, Inc.; Columbia Fixed Income Securities Fund, Inc.; Columbia Municipal Bond Fund, Inc.; Columbia High Yield Fund, Inc.; Columbia National Municipal Bond Fund, Inc.; GAMNA Series Funds, Inc.; WT Investment Trust; Kalmar Pooled Investment Trust; The RBB Fund, Inc.; Robertson Stephens Investment Trust; HT Insight Funds, Inc.; Harris Insight Funds Trust; Hilliard-Lyons Government Fund, Inc.; Hilliard-Lyons Growth Fund, Inc.; Hilliard-Lyons Research Trust; Senbanc Fund; ABN AMRO Funds; Alleghany Funds; BT Insurance Funds Trust; First Choice Funds Trust; Forward Funds, Inc.; IAA Trust Asset Allocation Fund, Inc.; IAA Trust Growth Fund, Inc.; IAA Trust Tax Exempt Bond Fund, Inc.; IAA Trust Taxable Fixed Income Series Fund, Inc.; IBJ Funds Trust; Light Index Funds, Inc.; LKCM Funds; Matthews International Funds; McM Funds; Metropolitan West Funds; New Covenant Funds, Inc.; Panorama Trust; Smith Breeden Series Funds; Smith Breeden Trust;

Stratton Growth Funds, Inc.; Stratton Monthly Dividend REIT Shares, Inc.; The Stratton Funds, Inc.; The Galaxy Fund; The Galaxy VIP Fund; Galaxy Fund II; The Govett Funds, Inc.; Trainer, Wortham First Mutual Funds; Undiscovered Managers Funds; Wilshire Target Funds, Inc.; Weiss, Peck & Greer Funds Trust; Weiss, Peck & Greer International Fund; WPG Growth and Income Fund; WPG Growth Fund; WPG Tudor Fund; RWB/WPG U.S. Large Stock Fund; Tomorrow Funds Retirement Trust; The BlackRock Funds, Inc. (distributed by BlackRock Distributors, Inc. a wholly owned subsidiary of PDI); Northern Funds Trust and Northern Institutional Funds Trust (distributed by Northern Funds Distributors, LLC a wholly owned subsidiary of PDI); The Offit Investment Fund, Inc. (distributed by Offit Funds Distributor, Inc. a wholly owned subsidiary of PDI) and The Offit Variable Insurance Fund, Inc. (distributed by Offit Funds Distributor, Inc. a wholly owned subsidiary of PDI).


         (b) For information relating to each director, officer or partner of PDI, reference is made to Form BD (SEC File No. 8-46564) filed by PDI under the Securities Exchange Act of 1934.

         (c) None.

Item 28.              Location of Accounts and Records

                      (1) Warburg, Pincus Intermediate Maturity Government Fund, Inc.
                               466 Lexington Avenue
                               New York, New York  10017-3147
                               (Fund's Articles of Incorporation, by-laws
`                               and minute books)

                      (2)      State Street Bank and Trust Company
                               225 Franklin Street
                               Boston, Massachusetts  02110
                               (records relating to its functions as transfer
`                              agent and dividend disbursing agent)

                      (3)      PFPC Inc.
                               400 Bellevue Parkway
                               Wilmington, Delaware  19809
                               (records relating to its functions as
                               co-administrator)


                      (4) Credit Suisse Asset Management Securities, Inc. 466 Lexington Avenue
                               New York, New York  10017-3147
                               (records relating to its functions as
                                co-administrator)



                      (5)      PFPC Trust Company

                               8800 Tinicum Boulevard
                               Philadelphia, Pennsylvania 19153
                               (records relating to its functions as custodian)




                      (6)      Credit Suisse Asset Management, LLC
                               One Citicorp Center
                               153 East 53rd Street
                               New York, New York  10022
                               (records relating to its functions
                                as investment adviser)




                      (7)      Boston Financial Data Services, Inc.
                               2 Heritage Drive
                               North Quincy, Massachusetts 02171
                               (records relating to its functions as transfer
                                agent and dividend disbursing agent)


                      (8)      Provident Distributors, Inc.
                               Four Falls Corporate
                               Ctr., 6th Fl
                               West Conshohocken, PA 19428-2961
                               (records relating to its functions as
                                distributor)

Item 29.              Management Services

                      Not applicable.

Item 30.              Undertakings

                      Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 24th day of February, 2000.

                                           WARBURG, PINCUS INTERMEDIATE MATURITY
                                           GOVERNMENT FUND, INC.


                                           By:/s/  Eugene L. Podsiadlo
                                           ---------------------------
                                           Eugene L. Podsiadlo
                                           President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated.


Signature                                            Title                             Date
---------                                            -----                             ----

         *                                           Chairman of the Board of          February 24, 2000
---------------------                                Directors
  William W. Priest

/s/Eugene L. Podsiadlo                               President                         February 24, 2000
---------------------
  Eugene L. Podsiadlo

/s/Michael A. Pignataro                              Treasurer and Chief Financial     February 24, 2000
---------------------                                Officer
  Michael A. Pignataro

         *                                           Director                          February 24, 2000
---------------------
 Richard H. Francis

         *                                           Director                          February 24, 2000
---------------------
  Jack W. Fritz

         *                                           Director                          February 24, 2000
---------------------
  James S. Pasman, Jr.

         *                                           Director                          February 24, 2000
---------------------
  Steven N. Rappaport

         *                                           Director                          February 24, 2000
---------------------
  Alexander B. Trowbridge


*By Michael A. Pignataro
  Michael A. Pignataro as Attorney-in-Fact

                                INDEX TO EXHIBITS



Exhibit No.                Description of Exhibit
-----------                ----------------------

i                          Opinion and Consent of Willkie Farr &
                           Gallagher, counsel to the Fund.

j(1)                       Consent of PricewaterhouseCoopers LLP,
                           Independent Accountants.